UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant	☒	Filed by a party other than the Registrant	☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Marin Software Incorporated
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

March  , 2024
To our stockholders:
You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Marin Software Incorporated (the “Annual Meeting”). The Annual Meeting will be held as a virtual meeting on Friday, April 5, 2024, at 9:30 a.m. (Pacific Daylight Time) via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2024, where you will be able to listen to the Annual Meeting live, submit questions and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting.
The matters expected to be acted upon at the Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. The Annual Meeting materials include the notice, proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2023, and proxy card, each of which is enclosed.
Your vote is important, regardless of the number of shares that you own. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
If you attend the Annual Meeting via the live webcast, you will be able to vote and submit questions during the Annual Meeting by using the control number located on your proxy card.
We appreciate your continued support.
Sincerely,

Christopher Lien
Chief Executive Officer

MARIN SOFTWARE INCORPORATED
149 New Montgomery Street, 4th Floor
San Francisco, California 94105
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	Friday, April 5, 2024 at 9:30 a.m. Pacific Daylight Time
Place:	Virtual meeting via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2024 (the “Annual Meeting”)
Items of Business:	1.
Elect two Class II directors of Marin Software Incorporated, each to serve until the 2027 annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal.

2.
Approval of an amendment to our certificate of incorporation to effect a reverse stock split at a ratio in the range of 1-for-4 to 1-for-6, with the exact ratio to be set within that range at the discretion of our Board of Directors on or before April 30, 2024 without further approval or authorization of our stockholders.

3.
Approval of an amendment to our certificate of incorporation to decrease our authorized shares of common stock from 142,857,143 to such number determined by calculating the product of 142,857,143 multiplied by two times (2x) the reverse stock split ratio.

	4.	Vote, on a non-binding advisory basis, on the compensation paid by us to our named executive officers for the year ended December 31, 2023.
	5.	Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
	6.	Transact any other business as may properly come before the meeting or any adjournment or postponement of the Annual Meeting.
Record Date:	Only stockholders of record at the close of business on February 14, 2024 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
Proxy Voting:
Each share of common stock that you own represents one vote. For questions regarding your stock ownership, you may contact the Marin Software Investor Relations Department through our website at http://investor.marinsoftware.com/contact-ir or, if you are a registered holder, through our transfer agent, Broadridge Corporate Issuer Solutions, Inc., by email at shareholder@broadridge.com, through its website at www.shareholder.broadridge.com or by phone at (800) 690-6903.

This Notice of the Annual Meeting, proxy statement and form of proxy are being distributed and made available on or about March 4, 2024. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 5, 2024: Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote and submit your proxy through the Internet or by telephone or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.
By Order of the Board of Directors,

Christopher Lien
Chief Executive Officer
San Francisco, California
March 4, 2024

MARIN SOFTWARE INCORPORATED
PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

MARIN SOFTWARE INCORPORATED
149 New Montgomery Street, 4th Floor
San Francisco, California 94105

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

March 4, 2024
GENERAL INFORMATION

Information about Solicitation and Voting
The accompanying proxy is solicited on behalf of Marin Software Incorporated’s board of directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders of Marin Software Incorporation (“we,” “our,” “us” or the “Company”) to be held on April 5, 2024, at 9:30 a.m. Pacific Daylight Time (the “Meeting”), and any adjournment or postponement thereof. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about March 4, 2024. Our Annual Report on Form 10-K for the year ended December 31, 2023 is enclosed with this proxy statement. Electronic copies of this proxy statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.proxyvote.com.
Information About the Meeting
Purpose of the Meeting
You are receiving this proxy statement because the Board is soliciting your proxy to vote your shares of common stock at the Meeting with respect to the proposals described in this proxy statement. This proxy statement includes information that we are required to provide to you pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.
Record Date; Quorum
Record Date. Only holders of record of our common stock at the close of business on February 14, 2024 (the “Record Date”), will be entitled to vote at the Meeting. At the close of business on February 14, 2024, we had 18,067,139 shares of our common stock outstanding and entitled to vote. For ten (10) days prior to the Meeting, a complete list of the stockholders entitled to vote at the Meeting will be available for examination by any stockholder for any purpose relating to the Meeting by emailing a request to legal@marinsoftware.com.
Quorum. The holders of one-third of the voting power of the shares of our common stock entitled to vote at the Meeting as of the Record Date must be present at the Meeting in order to hold the Meeting and conduct business. This presence is called a quorum. Your shares of our common stock are counted as present at the Meeting if you are present and vote in person at the Meeting or if you have properly submitted a proxy.
Voting Rights
In deciding all matters at the Meeting, each holder of shares of our common stock is entitled to one vote for each share of our common stock held at the close of business on the Record Date. We do not have cumulative voting rights for the election of directors. You may vote all shares of our common stock owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Meeting or vote by telephone or by Internet, or if you request or receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares of our common stock were held in an account with a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares of our common stock held in your account, and it has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares of our common stock is considered the stockholder of record for purposes of voting at the Meeting. Because you are not the stockholder of record, you may not vote your shares of our common stock at the Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Meeting.
Broker Non-Votes: “Broker non-votes” occur when shares of our common stock held by a broker, bank, trustee, or other nominee for a beneficial owner are not voted either because (i) the broker, bank, trustee, or other nominee did not receive voting instructions from the beneficial owner, or (ii) the broker, bank, trustee, or other nominee lacked discretionary authority to vote the shares. Broker non-votes are counted for purposes of determining whether a quorum is present, and have no effect on the outcome of the matters voted upon. Note that if you are a beneficial holder and do not provide specific voting instructions to your broker, bank, trustee, or other nominee, the broker, bank, trustee, or other nominee that holds your shares of our common stock will not be authorized to vote on any proposal other than Proposal 4 concerning the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Accordingly, we encourage you to provide voting instructions to your broker, bank, trustee, or other nominee, whether or not you plan to attend the Meeting.
Abstentions: Abstentions (i.e., shares of our common stock present at the Meeting and marked “abstain”) are counted for purposes of determining whether a quorum is present, and, in the case of Proposals Nos. 4 and 5, abstentions have the same effect as a vote against the proposal, while in Proposals 1 through 3 they have no effect on the outcome.
Required Vote
The following table summarizes the minimum votes needed to approve each proposal and the effect of abstentions, withhold votes and broker non-votes.
Proposal No.	Proposal Description	Vote Required for Approval	Effect of Abstentions or Withhold Votes	Effect of Broker- Non Votes
1	Election of Directors	Nominees receiving the highest number of “For” votes will be elected.	No effect.	No effect.
2	Approval of an Amendment to our Certificate of Incorporation to effect a Reverse Stock Split	“For” votes cast exceed the votes cast against the amendment.	No effect.	No effect.
3	Approval of an Amendment to our Certificate of Incorporation to decrease our authorized shares of common stock	“For” votes cast exceed the votes cast against the amendment.	No effect.	No effect.
4	Non, binding, advisory vote on 2023 named executive officer compensation	“For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote.	Vote against.	No effect.
5	Ratification of selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	“For” votes from the holders of a majority of shares present or represented by proxy and entitled to vote.	Vote against.	Not applicable.*
*
This proposal is considered to be a routine matter and therefore if you do not provide voting instructions and hold your shares in street name, your broker will have the discretion to vote your shares.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting
The Board recommends that you vote as follows:
Proposal Number	Proposal Description	Vote Options	Board Recommendation
1	Election of Directors	For all nominees Withhold for all or one nominee	FOR all nominees
2	Approval of an Amendment to our Certificate of Incorporation to effect a reverse stock split	For Against Abstain	FOR
3	Approval of an Amendment to our Certificate of Incorporation to decrease our authorized shares of common stock	For Against Abstain	FOR
4	Non-binding, advisory vote on 2023 named executive officer compensation	For Against Abstain	FOR
5	Ratification of selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024	For Against Abstain	FOR
None of the directors or executive officers has any substantial interest in any matter to be acted upon, other than elections to office with respect to the directors so nominated.
Voting Instructions; Voting of Proxies
If you are a stockholder of record, you may:
•
vote at the Meeting—by following the instructions at www.virtualshareholdermeeting.com/MRIN2024, where stockholders may vote and submit questions during the Meeting. The Meeting starts at 9:30 a.m. Pacific Daylight Time on April 5, 2024. Please have your 16-Digit Control Number to join the Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;

•	vote via telephone or the Internet—in order to do so, please follow the instructions shown on your proxy card; or
•
vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the enclosed proxy card and return it before the Meeting in the envelope provided.

Votes submitted by telephone or Internet must be received by 11:59 pm Eastern Daylight Time on April 4, 2024. Submitting your proxy, whether via the Internet, by telephone or by mail if you request or received a paper proxy card, will not affect your right to vote in person should you decide to attend the Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee that will describe how to direct your nominee how to vote your shares. For Proposal No. 1, you may either vote “FOR” all of the nominees, “WITHHOLD” your vote with respect to all nominees, or “FOR” all nominees except for any of the nominees that you specify. For Proposals Nos. 2 through 5, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares of our common stock should be voted on a particular proposal at the Meeting, your shares of our common stock will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares of our common stock in street name, and your broker, bank, trustee, or other nominee does not have discretionary power to vote your shares, your shares may constitute

“broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares of our common stock that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Meeting.
If you receive more than one proxy card, your shares of our common stock are registered in more than one name or are registered in different accounts. To make certain all of your shares of our common stock are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone or the Internet. If you requested or received paper proxy materials by mail, please complete, sign and return each proxy card to ensure that all of your shares are voted.
Expenses of Soliciting Proxies
We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, the Company and its agents may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email, or otherwise. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. We have hired Alliance Advisors LLC to act as our proxy solicitor in conjunction with the Meeting. For these services, we will pay Alliance Advisors LLC a fee of $12,000, plus certain agreed fees based on the levels of services provided by them and amounts to cover certain agreed expenses. If you choose to access the proxy materials through the Internet, you are responsible for any Internet access charges you may incur.
Revocability of Proxies
Any person signing a proxy card in the form accompanying this proxy statement has the power to revoke it at any time before it is voted. Registered holders may revoke a proxy by (1) signing and returning a proxy card with a later date, (2) delivering a written notice of revocation to Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (3) voting again by telephone or over the Internet or (4) attending and voting at the Meeting (following the instructions at www.virtualshareholdermeeting.com/MRIN2024). The mere presence at the Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares of our common stock are held of record by a broker, bank, trustee or other nominee and that stockholder wishes to revoke a proxy, the stockholder must contact that firm to revoke any prior voting instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder unless such vote is revoked at the Meeting.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Meeting. The preliminary voting results will be announced at the Meeting and posted on our website at http://investor.marinsoftware.com. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the Meeting.
Information about the Virtual Meeting
You will be able to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/MRIN2024, where you will be able to vote electronically and submit questions during the Meeting.
You will be able submit a question during the Meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/MRIN2024. If your question is properly submitted during the relevant portion of the meeting agenda, our Chief Executive Officer will lead the Q&A session and a response to your question will be provided during the live webcast. A webcast replay of the Meeting will also be archived on www.virtualshareholdermeeting.com/MRIN2024.
If we experience technical difficulties during the virtual meeting (e.g., a temporary or prolonged power outage), our Chairperson will determine whether the Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/MRIN2024.
If you encounter technical difficulties accessing our Meeting or asking questions during the Meeting, a support line will be available on the login page of the virtual meeting website.
Additional Questions
If you have additional questions about the Meeting or how to vote or revoke your proxy, you should contact our proxy solicitor, Alliance Advisors LLC as follows:
•	Email: MRIN@allianceadvisors.com

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders.
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that set forth our expectations for directors, director independence standards, Board committee structure and functions, and other policies regarding our corporate governance. Our Corporate Governance Guidelines are available on the “Investor Relations” section of our website, which is located at http://investor.marinsoftware.com, by clicking on “Corporate Governance Guidelines,” under “Corporate Governance.” Our nominating and corporate governance committee reviews the Corporate Governance Guidelines periodically.
Board Leadership Structure
Our Corporate Governance Guidelines provide that our Board shall be free to choose its chairperson in any way that it considers in the best interests of the Company, and that the nominating and corporate governance committee shall periodically consider the leadership structure of our Board and make such recommendations related thereto to our Board with respect thereto as the nominating and corporate governance committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of chairperson and chief executive officer are held by the same person, the independent directors shall designate a “lead independent director.” In cases in which the chairperson and chief executive officer are the same person, the chairperson schedules and sets the agenda for meetings of our Board, and the chairperson, or if the chairperson is not present, the lead independent director chairs such meetings. The responsibilities of the chairperson or, if the chairperson and the chief executive officer are the same person, the lead independent director, include: presiding at executive sessions; serving as a liaison between the chairperson and the independent directors; and being available, under appropriate circumstances, for consultation and direct communication with stockholders. The lead independent director will also encourage and facilitate direct dialogue among all directors (particularly those with dissenting views) and management.
Our Board believes that our stockholders and the Company are best served by having Christopher Lien, our Chief Executive Officer, serve as chairperson of the Board and L. Gordon Crovitz serve as lead independent director. Our Board believes that the current Board leadership structure, coupled with a strong emphasis on Board independence, provides effective independent oversight of management while allowing the Board and management to benefit from Mr. Lien’s extensive executive leadership and operational experience, including familiarity with our business as the Company’s founder. Our independent directors bring experience, oversight and expertise from outside of the Company, while Mr. Lien brings Company-specific experience and expertise. Our Board believes that this governance structure provides strong leadership, creates clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.
Our Board of Directors’ Role in Risk Oversight
Our Board, as a whole, has responsibility for risk oversight, although the committees of our Board oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our Board and its committees is supported by our management reporting processes, which are designed to provide visibility to the Board and to our personnel who are responsible for risk assessment and information about the identification, assessment and management of critical risks and management’s risk mitigation strategies. These areas of focus include, but are not limited to, competitive, economic, operational, financial (accounting, credit, liquidity, and tax), legal and compliance risks.
Each committee of the Board meets with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. The audit committee reviews our major financial and legal compliance risk exposures and monitors the steps management has taken to mitigate and control such exposures, including our risk assessment and risk management policies and guidelines. The compensation committee reviews risks and exposures associated with compensation programs and arrangements, including incentive plans. The nominating and corporate governance committee reviews the leadership structure of our Board and management team.

The experience of our lead independent director, L. Gordon Crovitz, brings an important independent perspective on risk oversight for our board. Our lead independent director ensures that the Board is fulfilling its responsibilities in risk oversight by assisting the Board to identify risk and provide independent guidance to our CEO and members of our Board.
Independence of Directors
Our Board determines the independence of our directors by applying the applicable rules, regulations and listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) and relevant securities and other laws, rules and regulations regarding the definition of “independent.” These provide that a director is independent only if the Board affirmatively determines that the director does not have a relationship with the company which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.. They also specify various relationships that preclude a determination of director independence. Material relationships may include employment, commercial, accounting, family and other business, professional and personal relationships.
Applying these standards, our Board annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, the Board considered, among other things, the relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.
Based upon this review, our Board has determined that all of the members of our Board and nominees, other than Mr. Lien, are currently independent as determined under applicable rules, regulations and listing standards of Nasdaq. All members of our audit committee, compensation committee and nominating and corporate governance committee must be independent directors under the applicable rules, regulations and listing standards of Nasdaq. Members of the audit committee must also satisfy a separate SEC independence requirement, which provides that they may not (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation (including in connection with such member’s service as a partner, member or principal of a law firm, accounting firm or investment banking firm that accepts consulting or advisory fees from the Company or any of its subsidiaries) or (ii) be an affiliated person of the Company or any of its subsidiaries. Members of the compensation committee also must satisfy a separate SEC independence requirement and a related Nasdaq listing standard relating to their affiliation with the Company and what advisory, consulting or other fees they may have received from us. Our Board has determined that all members of our audit committee, compensation committee and nominating and corporate governance committee are independent and all members of our audit committee satisfy the relevant SEC additional independence requirements for the members of such committee.
Committees of Our Board of Directors
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Each of these committees has a written charter approved by the Board. Copies of the charters for each committee are available by clicking on “Corporate Governance” in the “Investor Relations” section of our website, http://investor.marinsoftware.com. Members serve on these committees until their resignations or until otherwise determined by our Board.
Audit Committee
Our audit committee consists of Mr. Kinion, who is the chair of the audit committee, Mr. Crovitz and Ms. Mann. The composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Each member of our audit committee is financially literate as required by Nasdaq listing standards. In addition, our Board has determined that each of Messrs. Kinion and Crovitz is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our audit committee is directly responsible for, among other things:
•	selecting a firm to serve as the independent registered public accounting firm to audit our financial statements and overseeing their work;

•	reviewing the continuing independence of the independent registered public accounting firm;
•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•	establishing procedures for employees and others to submit anonymously concerns about questionable accounting or audit matters;
•	considering and reviewing the adequacy of our disclosure controls and internal controls over financial reporting;
•	reviewing material related party transactions or those that require disclosure; and
•	approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
Compensation Committee
Our compensation committee consists of Mr. Hutchison, who is the chair of the compensation committee, Ms. Middleton and Ms. Mann. The composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Each member of this committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an outside director, as defined pursuant to Section 162(m) of the Code and is “independent” as defined pursuant to applicable Nasdaq rules and Rule 10C-1 promulgated under the Exchange Act. The purpose of our compensation committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our compensation committee is responsible for, among other things:
•	reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;
•	reviewing and approving, or recommending to our Board the compensation of our directors;
•	reviewing and approving, or recommending to our Board the terms of any compensatory agreements with our executive officers;
•	administering our stock and equity incentive plans;
•	reviewing and approving, or making recommendations to our Board with respect to, cash-based and equity-based incentive compensation; and
•	reviewing our overall compensation strategy.
The compensation committee has the exclusive authority and responsibility to determine all aspects of executive compensation packages for executive officers, including the chief executive officer, and makes recommendations to our Board regarding the compensation of non-employee directors. The compensation committee may take into account the recommendations of the chief executive officer with respect to compensation of the other executive officers.
The compensation committee has delegated, in accordance with applicable law, rules and regulations and our certificate of incorporation and bylaws, to a plan grant administrator, the authority to make certain types of equity awards to service providers under our Amended and Restated 2013 Equity Incentive Plan (the “2013 A&R EIP”) pursuant to the terms of such plan and the equity award policy approved by our compensation committee. During fiscal 2023, the plan grant administrator consisted of the chief executive officer and the chief financial officer. In accordance with our equity award policy, any equity award granted by the plan grant administrator that vests solely based on continuous service, shall vest as follows: (i) with respect to options as to the first twenty-five percent (25%) of the shares subject to the option after the recipient completes twelve (12) months of continuous service from the date of grant and as to an additional 1/48th of the total shares subject to the option when the recipient completes each month of continuous service thereafter and (ii) with respect to all other equity awards as to the first twenty-five percent (25%) of the shares or units awarded after the recipient completes twelve (12) months of continuous service from the date of grant and as to an additional twenty-five percent (25%) of the total shares or units awarded when the recipient completes each year of continuous service thereafter.

Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Mr. Crovitz, who is the chair of the nominating and corporate governance committee, and Ms. Middleton. The composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Our nominating and corporate governance committee is responsible for, among other things:
•	identifying, evaluating, recruiting, and recommending candidates for membership on our Board, including considering any candidates that may be recommended by stockholders from time to time;
•	reviewing and recommending changes to our Corporate Governance Guidelines and Codes of Conduct and Business Ethics for Directors and for Employees;
•	reviewing proposed waivers of the Code of Conduct for Directors;
•	overseeing the process of evaluating the performance of our Board; and
•	assisting our Board on corporate governance matters.
The nominating and corporate governance committee charter provides that it will consider nominations properly submitted by a stockholder in accordance with the procedures as set forth in our bylaws. Additional information regarding the process for how candidates are selected for our Board by the nominating and corporate governance committee is set forth below under “Nominations to the Board of Directors.”
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during 2023 were Mr. Hutchison, Ms. Middleton and Ms. Mann. None of the members of our compensation committee in 2023 were at any time during 2023 or at any other time an officer or employee of the Company or any of its subsidiaries, and none had or has any relationships with the Company that are required to be disclosed under Item 404 of Regulation S-K, except as provided under the Related Party Transactions section below. None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or compensation committee during 2023.
Board and Committee Meetings and Attendance
Our Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time. During 2023:
•	our Board held 14 meetings and acted by unanimous written consent three times;
•	our audit committee held five meetings and acted by unanimous written consent one time;
•	our compensation committee held four meetings and acted by unanimous written consent four times; and
•	our nominating and corporate governance committee held one meeting and did not act by unanimous written consent.
None of the directors attended fewer than 75% of the aggregate of the total number of meetings held by our Board and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served on the Board and any committee thereof).
Director Attendance at Annual Stockholders’ Meeting
Our policy is to invite and encourage each director to be present at our annual meetings of stockholders. All of our directors, other than Ms. Middleton, were present at our 2023 annual meeting of stockholders held on May 18, 2023, on upon recovening on May 25, 2023, two of our directors were in attendance.
Presiding Director of Non-Employee Director Meetings
The non-employee directors meet in regularly scheduled executive sessions without management to promote open and honest discussion. Our lead independent director, currently Mr. Crovitz, is the presiding director at these meetings.

Communication with Directors
Stockholders and interested parties who wish to communicate with our Board, non-management directors as a group, a committee of our Board or a specific director (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary or by sending an email to our Board at Board@marinsoftware.com.
All communications are reviewed by the Corporate Secretary and provided to the directors consistent with a screening policy providing that unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board not be relayed on to directors. Any communication that is not relayed is recorded in a log and made available to our Board. The address for these communications is:
Marin Software Incorporated
c/o Corporate Secretary
149 New Montgomery Street, 4th Floor
San Francisco, California 94105
Codes of Business Conduct and Ethics
We have adopted Codes of Business Conduct and Ethics that apply to all of our directors, officers and employees. Our Codes of Business Conduct and Ethics are posted on the “Investor Relations” section of our website located at http://investor.marinsoftware.com by clicking on “Corporate Governance.” We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Codes of Business Conduct and Ethics by posting such information on our website at the address and location specified above.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) ACTIVITIES
This Environmental, Social and Governance (ESG) Activities section contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding our future environmental, social and governance (“ESG”) practices and initiatives. The actual ESG plans and initiatives that we adopt may differ materially from currently anticipated plans and arrangements as summarized in this section. This section also includes information and data based on publications or reports generated by third parties or other publicly available information, as well as other information based on our internal sources.
We embrace our social responsibility as members of the global community. In 2022, we established a governance framework to review and monitor ESG matters. Under this framework, we established an executive steering committee comprised of our Chief Executive Officer, Chief Financial Officer and General Counsel to provide strategic direction for our ESG efforts under supervision of our nominating and corporate governance committee.
Commencing in 2023, we began using the Sustainability Accounting Standards Board Sustainable Industry Classification System Standard for “Software and IT Services in the Technology and Communications Sector” (“SASB Software and IT Standard”) to guide some of our ESG priorities and disclosures. The SASB Software and IT Standard provides a framework of potentially relevant sustainability metrics for companies in the software and IT services industries.
Environmental Sustainability
Our commitment to corporate responsibility includes considering our environmental impact.
Our Offices
We believe in caring for our environment. As the COVID-19 pandemic forced our employees around the world to adapt quickly to working remotely, we took the opportunity to review our global operational footprint and to reimagine our real estate needs with an emphasis on, among other things, safety and sustainability.
We have reduced the office space that we occupy from a total of approximately 25,000 square feet in seven offices globally as of December 31, 2020, to a total of approximately 16,600 square feet in four offices globally as of December 31, 2021, and to a total of approximately 1,200 square feet in four offices globally as of December 31, 2022. In 2022, we vacated approximately 14,000 square feet of office space at our former corporate headquarters in San Francisco, and moved our corporate headquarters to a smaller co-working office space in San Francisco. Some of our employees also use other co-working office space from time to time.
Most of our employees in the United States and Europe now work primarily from home on a regular basis, reducing the environmental impact of commuting to an office on a regular basis.
Our Third-Party Datacenter Provider
We co-locate our servers and hosting equipment at a third-party datacenter in Las Vegas, Nevada that is owned and operated by Switch LLC (“Switch”). We believe that Switch is a leader in ESG matters in the datacenter industry. Switch publicly reports its Scope 1 and Scope 2 greenhouse gas emissions. According to Switch, all Switch datacenters have run on 100% renewable energy since 2016.
We monitor the power usage of our equipment at Switch’s datacenter. The power usage of our equipment at the datacenter averaged approximately 268 kilowatts in December 2023, as compared to approximately 284 kilowatts in December 2022 and approximately 290 kilowatts in December 2021.
Social Matters
Human Capital Resources
Our employees are our greatest asset. Our performance depends upon identifying, attracting, developing, motivating and retaining a highly skilled workforce in multiple areas, including engineering, sales and marketing, and customer service. Collectively, our employees have extensive experience and knowledge in digital marketing and we believe that we employ some of the top talent in our industry.

We have published additional information about our employee base and our compensation and benefits practices in our Annual Report on Form 10-K for the year ended December 31, 2023 under the caption “Business – Human Capital Resources”.
Diversity, Equity & Inclusion (“DEI”)
We are committed to fostering and embracing diversity, equity and inclusion in the workplace, promoting a culture in which all employees have the opportunity to fully participate and are valued for their distinctive skills, experiences and perspectives. We are committed to providing equal employment opportunities, and to making all recruiting, payment, performance and promotion decisions based on merit, without discrimination on the basis of gender, sexual orientation, age, family status, ethnic origin, nationality, disability or religious belief. We are proud to have a workforce that is diverse in background, knowledge, skill, and experience. We encourage our team members to form deeper relationships with those around them based on mutual respect, dignity, and understanding.
As of December 31, 2023 (all percentages below are approximate):
•	48% of our 108 employees were located in the United States, with 26% located in Europe and 26% located in Asia;
•	61% of our U.S. and European employees self-identify as an ethnicity other than White or Caucasian;
•	women constitute 31% of our full-time workforce;
•	28% of our employees at or above the Director level are women, as are 27% of all VPs and above;
•	women hold 27% of our technology roles; and
•	our Board includes two women.
In 2022 and 2023, 35% and 60%, respectively, of our new hires were women.
Employee Engagement
We believe that our success depends upon our employees understanding how their work contributes to our overall strategy and plans. To this end, we try to communicate with our workforce through a variety of channels and encourage open and direct communication.
As we have transitioned to having a workforce primarily concentrated in several offices around the world to having a workforce with most of our employees working remotely, we have implemented or adapted various measures to promote employee engagement and connection. We conduct weekly teleconference meetings with all employees to review developments in our business and to introduce new employees to the rest of the company. We hold quarterly all-hands teleconferences after the end of each quarter to highlight our business results for the recently completed quarter and to address employee questions. We also arrange seasonal get-togethers for employees, as well as periodic virtual events and one-one-one “donut” meetings between employees throughout the company.
Philanthropy
We encourage our employees to identify potential philanthropic programs that we and our employees may support through volunteering time or donations. We have supported The Arc of San Francisco, a learning and achievement center for adults with developmental disabilities and a variety of Black Lives Matter programs. We have also made matching financial contributions to various humanitarian programs in Ukraine. Members of our management team have also guest lectured in classes on digital advertising at Stanford Business School and helped students launch digital advertising campaigns for minority-owned businesses and small businesses.
Corporate Governance
Information about our Corporate Governance Guidelines, our Board and committees of the Board, our Codes of Business Conduct and Ethics and other corporate governance matters are provided in this proxy statement in the section titled “Board of Directors and Committees of the Board; Corporate Governance Standards and Director Independence”. Certain additional information is provided below.

Compliance Programs and Policies
We have adopted various company policies to promote compliance, good business practices and a culture of integrity. We conduct training programs for all of our new hires on our Code of Business Conduct and Ethics and other compliance matters, as well as requiring periodic training on anti-harassment, anti-corruption and other matters. To promote a high standard of ethical and professional conduct within our Company, we provide an anonymous whistleblower/reporting hotline for our personnel to address issues with full confidentiality.
Stockholder Engagement
We believe that a very large proportion of our outstanding shares are held by retail investors, and we are not aware of many institutional investors that hold a significant percentage of our outstanding shares. As a result of the relative absence of significant institutional stockholders, the traditional means that companies use to engage with their stockholders (i.e., one-on-one meetings with institutional stockholders, covering in aggregate a large percentage of their stockholder base) are generally not available to us, and we are evaluating alternative ways to engage better with our stockholders, which may include virtual presentations to share information about our business and company.
Our management team makes itself available to stockholders that contact us to discuss our business, and when we announce our financial results following the end of each calendar quarter, we publish an earnings conference call during which our Chief Executive Officer and Chief Financial Officer review our financial results and business highlights for the recently completed quarter.
We believe that one consequence of our retail-heavy stockholder base is that we have generally lower voting turnouts at our annual stockholder meetings than for comparable public companies with more institutional shareholder ownership. We believe that retail shareholders are generally less focused on voting on company matters than institutional stockholders. At our 2021, 2022 and 2023 Annual Meetings of Stockholders, stockholders holding only 55.8%, 50.6% and 53.9% of our outstanding shares were represented at each meeting, respectively. To help ensure that we are able to achieve a quorum at our annual stockholders meetings, in 2022 our Board approved lowering the quorum requirement for stockholders meetings from a majority of the outstanding shares to one-third of the outstanding shares.
Other Corporate Governance Matters
The SASB Software and IT Standard states certain other potentially relevant ESG disclosure matters, including data privacy and security, intellectual property protection, competitive behavior and technology disruptions and business continuity. We have provided information about some of these matters in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission on February 22, 2024.
The information posted on our website or on other third party websites referenced in this Environmental, Social and Governance (ESG) Activities section is not incorporated by reference into this proxy statement.
Certain risks associated with our business are described in greater detail in our Annual Report on Form 10-K for the year ended December 31, 2023 under the section titled “Item 1A. Risk Factors” and may be described in subsequent reports that we file with the SEC. Copies of the reports that we file with the SEC are available at www.sec.gov and will be posted to the Investor Relations section of our website at www.marinsoftware.com.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our certificate of incorporation and bylaws, our Corporate Governance Guidelines, and the criteria adopted by the Board regarding director candidate qualifications. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications and Board Diversity
With the goal of developing a diverse, experienced and highly-qualified Board, the nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including the specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our certificate of incorporation, bylaws, Corporate Governance Guidelines, and charters of the committees of our Board. The brief biographical description of each director and director nominee set forth in Proposal No. 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should continue to serve as a member of our Board at this time.
When considering nominees, the nominating and corporate governance committee may take into consideration many factors including, among other things:
•	a candidate’s independence, integrity, skills, financial and other expertise;
•	breadth of experience and achievement in one’s field;
•	the ability to exercise sound business judgment;
•	experience serving on public company boards;
•	knowledge and understanding about our business or industry; and
•	ability to devote adequate time and effort to responsibilities of the Board in the context of its existing composition.
Through the nomination process, the nominating and corporate governance committee seeks to promote Board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and other characteristics that are expected to contribute to the Boards’ overall effectiveness. We are committed to fair treatment and equality of opportunity and building a culture of diversity and inclusion, including the selection of directors for our Board. Thus, the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Our Board currently consists of six directors and is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class II will stand for election at the Meeting. The terms of office of directors in Class I and Class III do not expire until the annual meetings of stockholders to be held in 2026 and 2025, respectively. At the recommendation of the nominating and governance committee, our Board proposes that the two Class II nominees named below, each of whom is currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until his earlier resignation or removal. Shares of our common stock represented by proxies will be voted “FOR” the election of each of the nominees named below, unless the proxy is marked to withhold authority to so vote in which case the vote will be removed from the vote totals and will neither be counted “FOR” nor “AGAINST” the proposal. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this proxy statement and to serve if elected.
Nominees to the Board of Directors
The nominees, and their ages, occupations and length of Board service as of February 15, 2024, are provided in the table below. Additional biographical descriptions of each nominee are set forth in the text below the table. This description includes the primary individual experience, qualifications, qualities and skills of the nominee that led to the conclusion that the director should serve as a director at this time.
Name of Director/Nominee	Age	Principal Occupation	Director Since
Donald Hutchison(1)	67	Investor	2006
Diena Lee Mann(1)(2)	43	Founder and CEO, Spectio, Inc.	2021
(1)	Member of Compensation Committee.
(2)	Member of Audit Committee.
Donald P. Hutchison. Mr. Hutchison has served on our Board since April 2006. Since 2002, Mr. Hutchison’s principal employment has been as an angel investor in start-up technology companies. From 2006 to 2008, Mr. Hutchison was the Co-Founder and Chairperson of the Board of Directors of Recurrent Energy LLC, a solar energy provider. Prior to that, Mr. Hutchison served as the Chief Executive Officer and Chairperson of the Board of work.com, a joint venture established by Dow Jones and Excite@Home. Mr. Hutchison previously served in senior positions at Excite@Home (At Home Corporate), a former Internet broadband provider, and NETCOM On-Line Communications Services, Inc., a former Internet services provider. Mr. Hutchison previously served as a member of the board of directors of many privately-held companies, including W&W Communications, Inc., a fabless semiconductor company, which was acquired by Cavium, Inc. Mr. Hutchison holds a B.A. in Economics from the University of California, Santa Barbara, and an M.B.A. in Finance and Organizational Development from Loyola Marymount University. Mr. Hutchison brings to our Board significant experience analyzing and investing in other technology companies, as well as management and leadership experience as a former founder and executive of technology companies.
Diena Lee Mann. Since July 2023, Ms. Mann has been the Founder and CEO fo Spectio, Inc., a provider of a SaaS business intelligence collaboration product. From November 2020 until June 2023, Ms. Mann was the SVP of Product at SoundCommerce, a SaaS data integration platform company for the retail industry vertical. Prior to that, Ms. Mann was the CEO of Red Sky Blue Water (subsidiary of iLink Digital), a marketing agency specializing in channel partner programs, from January 2020 to November 2020. Previously, she was the VP of Digital Transformation at iLink Digital, a global B2B enterprise technology consulting company, from January 2019 to December 2019. She was also an independent product strategy consultant from July 2017 to December 2018 for growth stage venture-backed companies. Ms. Mann started her career in technology as Co-Founder & Managing Partner of Tyemill, an ecommerce and application development services company, from May 2008 to June 2017. Since January 2020, Ms. Mann has served on the board of Seattle Symphony, a leading arts non-profit, where she is currently Vice Chair of the organization, Chair of the Equity (DEI) Committee, and is a member of the Finance Committee. She holds a B.S. in Statistics and M.A. in Applied Statistics from the

University of Michigan. Ms. Mann brings to our Board her strategic product leadership and technical expertise of B2B data, analytics and automation software and solutions for retail, financial services, and marketing.
Continuing Directors
The directors who are serving for terms that end following the Meeting, and their ages, occupations and length of Board service as of February 15, 2024, are provided in the table below. Additional biographical descriptions of each such director are set forth in the text below the table. These descriptions include the primary individual experience, qualifications, qualities and skills of each of our directors that led to the conclusion that each director should continue to serve as a director.
Name of Director	Age	Principal Occupation	Director Since
Class I Directors:
L. Gordon Crovitz(1)(2)	65	Co-Founder, NewsGuard Technologies	2012
Daina Middleton(2)(3)	58	Consultant	2014
Class III Directors:
Brian Kinion(1)	57	CFO, MX Technologies, Inc.	2017
Christopher Lien	57	Founder, CEO, Marin Software Incorporated	2006
(1)	Member of Audit Committee.
(2)	Member of Nominating and Corporate Governance Committee.
(3)	Member of Compensation Committee.
L. Gordon Crovitz. Mr. Crovitz has served as a member of our Board since May 2012. In February 2018, Mr. Crovitz co-founded and currently serves as the co-CEO of NewsGuard Technologies, a provider of information about the news brands consumers access online. Between September 2016 and April 2017, Mr. Crovitz served as the Interim CEO of Houghton Mifflin Harcourt Company, a global learning company. In 2009, Mr. Crovitz became a partner at NextNews Ventures, which invests in early-stage news and information companies. Mr. Crovitz also co-founded Journalism Online, LLC, a provider of e-commerce solutions for publishers, in April 2009. From 2008 until April 2009, Mr. Crovitz was an active angel investor in, and advisor to, privately held media and technology companies. Prior to that, Mr. Crovitz worked at Dow Jones & Company, Inc. from 1980 until 2007 in a variety of positions, most recently as a publisher of The Wall Street Journal and executive vice president. Mr. Crovitz holds an A.B. in Politics, Economics, Rhetoric and Law from the University of Chicago, a B.A. in Jurisprudence from the University of Oxford and a J.D. from Yale Law School. Mr. Crovitz brings to our Board a diversity of distinguished experiences and seasoned business acumen, particularly extensive experience in the media and publishing industries. His service on other boards of directors provides an important perspective on corporate governance matters, including best practices established at other companies.
Daina Middleton. Ms. Middleton has served on our Board since October 2014. In December 2019, she co-founded PrismWork, a leadership and culture consultancy, where she continues to provide consulting services to leading brands. She was also an independent consultant from November 2021 until September 2022. From December 2020 until November 2021, Ms. Middleton was the Chief Executive Officer at Britelite Immersive, an experiential creative technology company. From September 2019 to December 2020, Ms. Middleton was a consultant at the Enact Agency, a strategic consultancy. Prior to that, Ms. Middleton was the CEO of Ansira, an independent marketing technology and services company, from October 2017 until April 2019. She also spent time as a leadership development and organization effectiveness coach with the Larcen Consulting Group, an arm of Gryphon Investors, and, from May 2014 until January 2016, was the Head of Business Marketing at Twitter, Inc., a social media and communications platform. Before joining Twitter, she was Chief Executive Officer of Performics, Inc., a performance marketing agency, from January 2010 to May 2014. Prior to that, Ms. Middleton served as Senior Vice President at Moxie Interactive, a digital creative agency. Ms. Middleton began her marketing career at Hewlett-Packard, where she worked for 16 years in advertising and marketing roles of increasing responsibility. Ms. Middleton received a B.S. in Technical Journalism from Oregon State University. Ms. Middleton brings to our Board her expertise in the digital marketing space built over more than 20 years in the industry as well as her experience in general management and executive leadership.
Brian Kinion. Mr. Kinion has served as a member of our Board since June 2017. Since March 2021, Mr. Kinion has been Chief Financial Officer at MX Technologies, Inc., a financial data platform and leader in modern connectivity. Previously, Mr. Kinion was the Chief Financial Officer at Upwork, a talent freelancing platform, from November 2017 until August 2020, and a Special Advisor to the CEO at Upwork from August 2020 until October 2020. From March 2016 to April 2017, Mr. Kinion was the chief financial officer at Marketo, a marketing software automation platform. Prior to that role, Mr. Kinion served as a Vice-President and Group Vice President of Finance at Marketo from June 2013 to March 2016. From June 2002 to June 2013, Brian held a variety of finance leadership roles at SuccessFactors, a SaaS human resources management platform acquired by SAP; CoTherix, Inc., a biopharmaceutical company acquired by Actelion Pharmaceuticals, ClearSwift, an information security company; and DigitalThink, an elearning enterprise solutions company acquired by Convergys Corporation. He began his career as an auditor at KPMG LLP. Mr. Kinion holds a B.S. in accounting and an M.B.A. from St. Mary’s College of California. Mr. Kinion brings to our Board his 30 years of experience in leading finance organizations in public and private companies during periods of rapid growth and cash constraints, and expertise in SaaS and cloud business models, reporting and planning at high growth subscription businesses.
Christopher Lien. Mr. Lien is our founder, Chief Executive Officer, and Chairperson of our Board. From May 2014 until September 2015, Mr. Lien served as executive Chairperson, and from the founding of the Company in 2006 to May 2014, he served as our Chief Executive Officer. Mr. Lien returned to serve as our Chief Executive Officer in August 2016. Mr. Lien has been a member of our Board since 2006. Previously, Mr. Lien served as Chief Operating Officer of Adteractive, Inc., an online performance marketing company, from 2004 to 2005. In 2001, Mr. Lien co-founded and served as Chairperson and Chief Financial Officer of Sugar Media, Inc., a broadband services platform, until its acquisition in 2003 by 2Wire, Inc., a leading supplier of DSL equipment and services, which was subsequently acquired by Pace plc in 2010. Prior to that, Mr. Lien served in various capacities at BlueLight.com, LLC, Kmart Corporation’s e-commerce and Internet service provider subsidiary from 2000 to 2001, including as Chief Financial Officer and acting Chief Executive Officer. Prior to BlueLight.com, Mr. Lien spent 10 years at various investment banks, including Morgan Stanley and Evercore Partners, with his last role as Managing Director. Mr. Lien is also a director of two private companies. Mr. Lien holds an A.B. from Dartmouth College, where he was elected as a member of Phi Beta Kappa, and an M.B.A. from the Stanford Graduate School of Business. Mr. Lien’s presence as a director brings his thorough knowledge of our company into our Board’s strategic and policy-making discussions. He brings his extensive experience in finance, digital marketing and executive roles in the information technology industry into deliberations regarding our strategy and operations.
There are no familial relationships among our directors and officers.
Board Diversity
The following Board Diversity Matrix as required by the Nasdaq Stock Market is as of both March 31, 2023 and March 4, 2024:
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Island	0	0	0	0
White	1	4	0	0
Two or More Races	0	0	0	0
LGBTQ+	0
Did not Disclose Demographic Background	0

Director Compensation
The following table provides information for the fiscal year ended December 31, 2023 (“fiscal 2023”) regarding all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal 2023 for their service as a director. Christopher Lien, our Chief Executive Officer, is not included in the table below as he is an employee and thus received no compensation for his services as a director for the fiscal year ended December 31, 2023. The compensation received by Mr. Lien as an employee is shown in the “Summary Compensation Table” below.
Our director compensation policy provides that each continuing non-employee director would be granted a RSU award covering a number of shares of common stock having an aggregate full grant date fair value of $67,000, with such RSUs vesting on the date of the annual stockholder’s meeting in the year following the date of grant. Any new directors would be granted a RSU award covering a number of shares of common stock having an aggregate full grant date fair value of $135,000, with such RSUs vesting as to one-third of the total number of shares on the date of our annual meeting of stockholders held in each of the three years following the date of the grant. Pursuant to the policy, each continuing non-employee director was granted an RSU award covering 54,032 shares of our common stock in fiscal 2023, which RSU award had a grant date fair value of $67,000 as indicated in the table below.
We offer the following annual cash compensation arrangements for our non-employee directors, with such payments to be made in equal quarterly installments in arrears: (i) $35,000 per year for service as a director; (ii) $17,500 per year for service as Lead Independent Director; (iii) $5,000 per year for service as a member of the audit committee, with the chairperson of the audit committee receiving $10,000 per year; (iv) $2,500 per year for service as a member of the compensation committee, with the chairperson of the compensation committee receiving $5,000 per year; and (v) $1,750 per year for service as a member of the nominating and corporate governance committee, with the chairperson of the nominating and corporate governance committee being paid $2,500 per year. We do not pay any cash meeting fees for attendance at any meetings of our Board or committees of our Board. The table below indicates the cash compensation payments for the non-employee directors for fiscal 2023 for their service as directors, which payments were made in equal quarterly installments in fiscal 2023 and the first quarter of 2024.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
L. Gordon Crovitz	60,000	67,000	—	127,000
Donald P. Hutchison	40,000	67,000	—	107,000
Brian Kinion	45,000	67,000	—	112,000
Diena Lee Mann	42,500	67,000	—	109,500
Daina Middleton	39,250	67,000	—	106,250
(1)
Amounts shown in this column reflect the aggregate full grant date fair value calculated in accordance with ASC 718 for RSU awards granted during the fiscal year. The assumptions used in calculating the grant date fair value of the RSU awards reported in this column are set forth in Note 3 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Form 10-K”). Note that the amounts reported in this column reflect the accounting cost for these RSU awards, and do not correspond to the actual economic value that may be received by the non-employee directors from the RSU awards. For information regarding the number of stock options and RSUs held by each non-employee director as of December 31, 2023, see the table below.

Our non-employee directors held the following number of outstanding stock options and RSUs as of December 31, 2023.
Name	Grant Date	Option Awards(1)	Stock Awards(1)
L. Gordon Crovitz	2/9/23(2)	—	54,032
	5/13/19(3)	16,900
	4/12/18(3)	8,572
	5/8/17(3)	8,572
	5/10/16(3)	8,572
	4/22/15(3)	6,943
	5/12/14(3)	4,178

Donald P. Hutchison	2/9/23(2)	—	54,032
	5/13/19(3)	16,900
	4/12/18(3)	8,572
	5/8/17(3)	8,572
	5/10/16(3)	8,572
	4/22/15(3)	6,986
	5/12/14(3)	4,220

Brian Kinion	2/9/23(2)	—	54,032
	5/13/19(3)	16,900
	4/12/18(3)	8,572
	8/15/17(3)	7,444

Diena Lee Mann	2/9/23(2)	—	54,032
	11/8/21(4)		6,787

Daina Middleton	2/9/23(2)	—	54,032
	5/13/19(3)	16,900
	4/12/18(3)	8,572
	5/8/17(3)	8,572
	5/10/16(3)	8,572
	4/22/15(3)	6,886
	10/13/14(5)	4,286
(1)
All stock options and RSU awards expire 10 years after the date of grant. These stock options and RSU awards also provide that, in the event of a “change of control,” all of the shares of our common stock subject to such stock option or RSU award will immediately vest, and the right of repurchase with respect to any unvested shares shall lapse, in full as of the effectiveness of the change of control. All historic stock option awards listed in this table have been adjusted to reflect our 1-for-7 reverse stock split effectuated on October 5, 2017.

(2)	The RSU award was granted pursuant to the 2013 A&R EIP and will vest in full on the date of the Annual Meeting.
(3)	The stock option was granted pursuant to the 2013 A&R EIP and vested in its entirety on the first anniversary of the vesting commencement date.
(4)
The RSU award was granted pursuant to the 2013 A&R EIP and vested as to one-third (6,787) of the total number of shares (20,361) on each of June 8, 2022 and May 25, 2023 (the dates of our 2022 and 2023 annual meeting, respectively) and will vest as to one-third of the total number of shares on the date of the Annual Meeting.

(5)	The stock option was granted pursuant to the 2013 A&R EIP and vested over a three-year period with one-third vesting on each anniversary of the vesting commencement date and is fully vested.
Other Compensation. Non-employee directors receive no other form of remuneration, perquisites or benefits related to their services as directors, but are reimbursed for their expenses in attending meetings, including travel and other expenses.
Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION
OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
General
On February 21, 2024, our Board unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio in the range of 1-for-4 to 1-for-6 at any time on or prior to April 30, 2024, with the exact ratio to be set within this range by our Board at its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.
If Proposal No. 2 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and reverse stock split at any time on or prior to April 30, 2024, and to fix the specific ratio for the reverse stock split, provided that the ratio would be in the range of 1-for-4 to 1-for-6. We believe that enabling our Board to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “Criteria to be Used for Decision to Apply the Reverse Stock Split.”
The reverse stock split, if approved by our stockholders, would become effective upon the date and time set forth in the amendment to our certificate of incorporation to be filed with the Secretary of State of the State of Delaware. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
Purpose of Reverse Stock Split
The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock. Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “MRIN.” Nasdaq continued listing rule 5450(a)(1) provides that a company will be considered to be below compliance standards if the minimum bid price of its common stock is less than $1.00 over a consecutive 30 trading-day period. We received notice from Nasdaq on April 26, 2023 that the Company no longer met this minimum bid price requirement and that we had a cure period of 180 days in which to regain compliance with this requirement. On October 24, 2023, Nasdaq confirmed that we qualified for an additional 180 day cure period until April 22, 2024 to regain compliance with Nasdaq’s minimum bid price requirement We can regain compliance during the agreed cure period if at any time during the cure period the closing bid price of our common stock is at least $1 per share for a minimum of 10 consecutive business days. If that does not occur prior to the end of the agreed cure period, Nasdaq will commence suspension and delisting procedures.
The closing price of our common stock was $   on March   , 2024 and has been less than $1.00 since March 13, 2023.
The Board has determined that, absent approval and implementation of the reverse stock split set forth in this Proposal No. 2, our common stock would be subject to delisting beginning on April 22, 2024 for failing to meet the $1.00 minimum bid price requirement for continued listing on Nasdaq.
In addition to preventing the delisting of our common stock, our Board further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
In evaluating the reverse stock split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, which has previously occurred following our prior reverse stock split effectuated in October 2017. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.
The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.
Criteria to be Used for Decision to Apply the Reverse Stock Split
If our stockholders approve the reverse stock split, our Board will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our Board will consider a number of factors, including our current and expected operating results, market conditions, and existing and expected trading prices of our common stock.
Effect of the Reverse Stock Split
The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Exchange Act.
If this Proposal No. 2 is approved and our Board elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board.
As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and restricted stock units and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject to future issuance pursuant to our 2013 A&R EIP and our 2013 A&R ESPP.

Assuming reverse stock split ratios of 1-for-4, 1-for-5 and 1-for-6, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (1) the number of shares of our common stock that would be issued and outstanding, (2) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options and restricted stock units (“RSUs”) under our 2013 A&R EIP and our 2006 Equity Incentive Plan (“2006 EIP”) and, (3) the weighted-average exercise price of the outstanding options under our 2013 A&R EIP and 2006 EIP, and (4) the number of shares of our common stock that would be reserved and available for future issuance under the 2013 A&R EIP and 2013 A&R ESPP, each giving effect to the reverse stock split and based on securities outstanding as of December 31, 2023. Such amounts listed below are approximate as no fractional shares will be issued and share amounts shall be rounded down on a book entry-by-book entry basis.
	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-5	Reverse Stock Split Ratio of 1-for-6
Number of Shares of Common Stock Issued and Outstanding	18,064,122	4,516,030	3,612,824	3,010,687
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and RSUs under the 2013 A&R EIP and 2006 EIP	2,044,891	511,222	408,978	340,815
Number of Shares of Common Stock Reserved and Available for Issuance under the 2013 A&R EIP and 2013 A&R ESPP	1,294,588	323,647	258,917	215,764
Weighted Average Exercise Price of Options outstanding under the 2013 A&R EIP and 2006 EIP	$16.78	$67.12	$83.90	$100.68
Additionally, if this Proposal No. 2 is approved and our Board elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board. If the Board does not implement the reverse stock split by April 30, 2024, the authority granted in this Proposal No. 2 to implement the reverse stock split will terminate.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
The Board expects that the reverse stock split will increase the market price of our common stock. However, we cannot be certain whether the reverse stock split would lead to a sustained increase in the trading price or the trading market for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:
•
the market price of the common stock per share will remain in excess of the $1.00 minimum bid price as required by Nasdaq rules or that we will otherwise meet the requirements for continued listing on Nasdaq;

•	the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of common stock as a result of the reverse stock split;
•	the reverse stock split will result in a per share price that will attract brokers and investors, including institutional investors, who do not trade in lower priced stocks;
•	the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•
the reverse stock split will increase the trading market for the common stock, particularly if the stock price does not increase as a result of the reduction in the number of shares of common stock available in the public market.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than 100 shares of our common stock. A purchase or sale of less than 100 shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.
Although the reverse stock split will not, by itself, impact our assets or prospects, the reverse stock split could result in a decrease in the aggregate market value of the common stock, if the market price per share of our common stock after the reverse stock split does not rise in proportion to the reduction in the number of shares of common stock as a result of the reverse stock split. The Board believes that this risk is outweighed by the benefits of increasing the likelihood of continued listing of the common stock on Nasdaq. However, we expect that the market price of the common stock immediately after the reverse stock split will increase substantially above the market price of the common stock immediately prior to the reverse stock split.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates
If our stockholders approve the proposal to effect the reverse stock split, and if our Board still believes that a reverse stock split is in the best interests of us and our stockholders, our Board will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.
Beneficial Owners of Our Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a broker, bank, trustee, or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks, trustees, or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these brokers, banks, trustees, or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a broker, bank, trustee, or other nominee and has any questions in this regard, stockholders are encouraged to contact their broker, bank, trustee, or other nominee.
Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.
Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, none of our shares of common stock were held in certificated form. In the event any stockholders of record at the time of the reverse stock split hold shares of our common stock in certificated form, they will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.
Fractional Shares
We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on Nasdaq, on the last trading day prior to the effective date of the reverse stock split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our Board). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Accounting Consequences
The reverse stock split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes.
This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below. No ruling has been requested from the U.S. Internal Revenue Service (the “IRS”) in connection with the proposed reverse stock split. Accordingly, the discussion below neither binds the IRS nor precludes it from adopting a contrary position. Furthermore, no opinion of counsel has been or will be rendered with respect to the tax consequences of the proposed reverse stock split.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.
The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign income tax consequences and any non-income tax consequences of the proposed reverse stock split. This discussion does not describe the tax consequences of the proposed reverse stock split to holders of preferred stock, stock options, or restricted stock units.
Tax Consequences to the Company. We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.
Tax Consequences to Stockholders. Stockholders who hold shares of our common stock should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except to the extent of any cash received in lieu of a fractional share of our common stock. Each stockholder’s aggregate tax basis in shares of common stock received in a reverse stock split should equal the stockholder’s aggregate tax basis in the shares of common stock exchanged in the reverse stock split, reduced by the amount of any tax basis allocable to a fractional share for which cash is received. In addition, each stockholder’s holding period for the shares of common stock it receives in a reverse stock split should include the stockholder’s holding period for the shares of common stock exchanged in the reverse stock split.
In general, a stockholder who receives cash in lieu of a fractional share of common stock pursuant to a reverse stock split should generally recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to the fractional share. Any capital gain or loss will be treated as long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split.

Interests of Certain Persons
We do not believe that our officers or directors have interests in this Proposal No. 2 that are different from or greater than those of any other of our stockholders. Some of our directors are affiliated with, or were appointed as directors by, entities that own shares of common stock as described above under the Section titled “Security Ownership of Certain Beneficial Owners and Management.”
Vote Required and Board Recommendation
In accordance with Section 242(d)(2) of the Delaware General Corporation Law, the votes of the holders of our common stock cast in favor of this proposal in excess of the votes cast against this proposal will be required to approve this proposal.
The Board recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to effect the reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-6, with the exact ratio to be set within that range at the discretion of our Board of Directors on or before April 30, 2024 without further approval of the stockholders.

PROPOSAL NO. 3 TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED SHARES OF COMMON STOCK
General
On February 21, 2024, our Board unanimously approved, subject to stockholder approval and the effectiveness of the reverse stock split described in Proposal No. 2, an amendment to our certificate of incorporation to (1) decrease the authorized number of shares of our common stock from 142,857,143 to such number determined by calculating the product of 142,857,143 multiplied by two times (2x) the reverse stock split ratio and (2) change the authorized number of shares of all classes of stock to which we have authority to issue to equal the number of authorized shares of our common stock from (1) above plus 10,000,000 authorized but undesignated preferred stock. If Proposal No. 3 is approved then, effectively, the number of authorized shares of common stock will be decreased proportionally to the reverse stock split, and then such decreased amount will be multiplied by two.
Our Board has determined that such proportional decrease and then 2x increase in our authorized common stock is in our and our stockholders’ best interests because it will (1) maintain alignment with market expectations regarding the number of authorized shares of our common stock in comparison to the number of shares issued or reserved for issuance following any reverse stock split and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance, (2) provide us with the ability to pursue financing and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities or convertible debt securities, and (3) provide us with the ability to grant appropriate equity incentives for our employees over time.
As previously disclosed in our periodic reports filed with the SEC, we will from time to time need to raise additional capital and may elect to do so through the issuance of equity securities or convertible debt securities in the future. At present, our Board has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.
Proposal No. 3 is subject to approval of the amendment to our certificate of incorporation effecting the reverse stock split in Proposal No. 2. If the reverse stock split pursuant to Proposal No. 2 and the amendment pursuant to this Proposal No. 3 are approved by the requisite vote of our stockholders, the decrease in authorized shares of common stock would become effective upon the date and time set forth in the amendment to our certificate of incorporation to be filed with the Secretary of State of the State of Delaware. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. Our Board does not anticipate receiving further authorization from stockholder for the issuance of any newly authorized shares, except as required by applicable laws, rules and regulations.
The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split and reduction in authorized shares of common stock is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reduction in authorized shares of common stock will be based on the reverse stock split ratio fixed by our Board, within the range approved by our stockholders pursuant to Proposal No. 2. However, such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware.

Effect of the Reduction in Authorized Common Stock
We currently have a total of 152,857,143 shares of capital stock authorized for issuance under our certificate of incorporation, consisting of 142,857,143 shares of common stock and 10,000,000 shares of preferred stock. Assuming the number of our authorized shares of common stock is reduced proportionally to the reverse stock split ratios of 1-for-4, 1-for-5 and 1-for-6, which represent the low end, middle and high end of the range that our stockholders are being asked to approve in Proposal No. 2, and then subsequent 2x increase, the number of authorized shares of (i) our common stock and (ii) all classes of stock, based on information as of December 31, 2023, would have been as set forth in the table below.
	Number of Shares Reserved Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-5	Reverse Stock Split Ratio of 1-for-6
Number of Shares of Common Stock Authorized	142,857,143	71,428,571	57,142,857	47,619,047
Number of Shares of Capital Stock Authorized	152,857,143	81,428,571	67,142,857	57,619,047
As of December 31, 2023, 18,064,122 shares of common stock, $0.001 par value, were outstanding, leaving 124,793,021 shares of common stock available for issuance. As of December 31, 2023, we had also reserved for issuance a total of 3,339,479 additional shares of our common stock, consisting of:
•	320,877 shares of common stock issuable upon the exercise of stock options under the 2013 A&R EIP and 2006 EIP outstanding as of December 31, 2023;
•	1,724,014 shares of common stock issuable upon the settlement of RSUs as of December 31, 2023;
•	875,534 shares of common stock reserved and available for future issuance under our 2013 A&R EIP; and
•	419,054 shares of common stock reserved and available for future issuance under our 2013 A&R ESPP.
Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. All shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions.
Interests of Certain Persons
We do not believe that our officers or directors have interests in this Proposal No. 3 that are different from or greater than those of any other of our stockholders. Some of our directors are affiliated with, or were appointed as directors by, entities that own shares of common stock as described above under the Section titled “Security Ownership of Certain Beneficial Owners and Management.”
Certain Risks and Potential Disadvantages Associated with the Reduction in Authorized Common Stock
The issuance of additional shares of our common stock in the future will have the effect of diluting earnings per share, voting power and common holdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our Board for proper corporate purposes, including but not limited to, financings, acquisitions, stock dividends and equity compensation plans. Our management believes the increase in authorized share capital is in our best interests and the best interests of our stockholders and recommends that our stockholders approve the increase in authorized share capital.
Vote Required and Board Recommendation
In accordance with Section 242(d)(2) of the Delaware General Corporation Law, the votes of the holders of our common stock cast in favor of this proposal in excess of the votes cast against this proposal will be required to approve this proposal.
The Board recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to decrease the authorized shares of common stock and authorized number of shares of all classes of stock thereunder.

PROPOSAL NO. 4 - NON-BINDING ADVISORY VOTE ON THE
2023 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Background
As required pursuant to Section14A of the Exchange Act, we are providing our stockholders with an opportunity to vote, on a non-binding advisory basis, on the compensation of our named executive officers for 2023 as disclosed in this proxy statement in accordance with SEC rules. This non-binding advisory vote is commonly referred to as a “say-on-pay” proposal.
As discussed in this proxy statement, the Compensation Committee believes that the compensation arrangements for our named executive officers for the year ended December 31, 2023 are reasonable and appropriate and are the result of a considered approach designed to retain and motivate the Company’s experienced group of named executive officers and to correlate potential rewards to the Company’s executives with the business and financial performance of the Company. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, which contains tabular information and narrative discussion about the compensation of our named executive officers.
Proposal
The compensation committee and our Board are asking our stockholders to indicate their support for the compensation of our named executive officers for the year ended December 31, 2023 as described in this proxy statement by voting in favor of the following resolution:
“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation of Marin Software Incorporated’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the accompanying narrative disclosures set forth in the proxy statement relating to Marin Software Incorporated’s 2024 annual meeting of stockholders.”
Effect of Vote
Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board of Directors. However, we value stockholders’ opinions, and we will consider the outcome of the Say-on-Pay vote when determining future executive compensation arrangements.
Vote Required
A quorum being present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote is required to approve this resolution Even though this vote will neither be binding on the Company, the Compensation Committee or the Board nor will it create or imply any change in the duties of, or impose any additional fiduciary duty on, the Company, the Compensation Committee or the Board, the Compensation Committee intends to take into account the outcome of the vote when considering future executive compensation arrangements. For purposes of determining whether this proposal has passed, abstentions will have the effect of a vote AGAINST this proposal. Broker non-votes will have no effect on this proposal.
Recommendation
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
2023 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS
PROXY STATEMENT.

PROPOSAL NO. 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our audit committee has selected Grant Thornton LLP as our principal independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal year ending December 31, 2024. As a matter of good corporate governance, our audit committee has decided to submit its selection of its principal independent registered public accounting firm to stockholders for ratification. In the event that Grant Thornton LLP is not ratified by our stockholders, the audit committee will review its future selection of Grant Thornton LLP as our principal independent registered public accounting firm.
Grant Thornton LLP audited our financial statements for fiscal 2023. Representatives of Grant Thornton LLP are expected to be present at the Meeting, in which case they will be given an opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, Grant Thornton LLP periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements, Grant Thornton LLP provided various other services during fiscal 2022 and 2023.
Our audit committee has determined that Grant Thornton LLP’s provision of these services, which are described below, does not impair Grant Thornton’s independence from the Company. During fiscal 2022 and fiscal 2023, fees for services provided by Grant Thornton LLP were as follows:
Fees Billed to Marin	Fiscal 2022	Fiscal 2023
Audit fees(1)	$940,400	$846,400
Audit-related fees	—	—
Tax fees(2)	9,738	7,868
All other fees	—	—
Total fees	$950,138	$854,268
(1)
“Audit fees” include fees and expenses for audit services primarily related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

(2)
“Tax fees” include fees and expenses for tax compliance and advice, and encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee. Approximately 1.0% in 2022 and 0.9% in 2023 of the total fees described in the table above related to tax-related matters, with the remaining 99.0% in 2022 and 99.1% in 2023 being related to audit matters.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 5

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 15, 2024, by:
•	each of our current directors or director nominees;
•	each of our named executive officers during fiscal 2023; and
•	all of our directors, director nominees and executive officers as a group.
To our knowledge, no stockholder was the beneficial owner of more than 5% of our outstanding common stock as of December 31, 2023.
Percentage ownership of our common stock is based on 18,064,869 shares of our common stock outstanding on January 31, 2024. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed shares of our common stock subject to options and restricted stock units that are currently exercisable or subject to settlement or that will become exercisable or subject to settlement within 60 days of February 15, 2024 to be outstanding and to be beneficially owned by the person or entity for the purpose of computing the percentage ownership of that person. We did not deem these as outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each of the individuals named below is c/o Marin Software Incorporated, 149 New Montgomery Street, 4th Floor, San Francisco, California 94105.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent Owned
Directors and Named Executive Officers
L. Gordon Crovitz(1)	243,656	1.3
Donald P. Hutchison(2)	243,741	1.3
Brian Kinion(3)	235,807	1.3
Christopher Lien(4)	327,260	1.8
Daina Middleton(5)	271,679	1.5
Diena Lee Mann(6)	112,461	*
Wister Walcott(7)	239,915	1.3
Robert Bertz(8)	79,919	*
All directors and named executive officers as a group (8 persons)(9)	1,754,438	9.3
∗	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)
Consists of (a) 135,887 shares of our common stock, (b) 53,737 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 54,032 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(2)
Consists of (a) 135,887 shares of our common stock, (b) 53,822 shares of our common stock issuable to Mr. Hutchison upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 54,032 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(3)
Consists of (a)148,859 shares of our common stock, (b) 32,916 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 54,032 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(4)
Consists of (a) 142,427 shares of our common stock held directly by the Lien Revocable Trust dated 7/8/2003, of which Mr. Lien is a co-trustee, (b) 86,143 shares of our common stock issuable to Mr. Lien upon exercise of stock options exercisable within 60 days of February 15, 2024, (c) 19,285 shares of our common stock held by the Chris Lien 2013 Annuity Trust, (d) 19,285 shares of our common stock held by the Rebecca Lien 2013 Annuity Trust, (e) 120 shares held by Rebecca Lien, and (f) 60,000 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(5)
Consists of (a) 163,859 shares of our common stock, (b) 53,788 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 54,032 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(6)	Consists of (a) 51,642 shares of our common stock, and (b) 60,819 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.
(7)
Consists of (a) 162,057 shares of our common stock, (b) 32,858 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 45,000 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

(8)	Consists of (a) 37,419 shares of our common stock, and (b) 42,500 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.
(9)
Includes (a) 1,016,727 shares of common stock, (b) 313,264 shares issuable upon exercise of stock options exercisable within 60 days of February 15, 2024, and (c) 424,447 shares of our common stock issuable upon vesting of RSUs within 60 days of February 15, 2024.

EXECUTIVE OFFICERS
The names of our executive officers, their ages as of February 15, 2024, and their positions are shown below.
Name	Age	Position
Christopher Lien	57	Chief Executive Officer
Robert Bertz	60	Chief Financial Officer
Wister Walcott	57	Co-Founder, EVP, Product and Technology
Our Board chooses executive officers, who then serve at the board’s discretion. There is no familial relationship between any of the directors or executive officers and any other director or executive officer of the Company.
For information regarding Mr. Lien, please refer to the Continuing Directors section of Proposal No. 1 – “Election of Directors,” above.
Robert Bertz. Mr. Bertz has served as our Chief Financial Officer since December 2019 and as our Vice President and Corporate Controller from April 2019 until December 2019. Before joining us, Mr. Bertz served in various positions at Enphase Energy, Inc., a supplier of solar microinverters, from October 2014 to April 2019, including as the Corporate Controller of Enphase Energy from June 2015 to April 2019. Prior to Enphase Energy, Mr. Bertz served as the Chief Financial Officer and Controller of Civitas Media/Heartland Publications LLC, a newspaper publisher, from May 2011 to April 2014, and as the Chief Financial Officer of Ensenda, Inc., a transportation and logistics company, from December 2008 to May 2011. Prior to this, Mr. Bertz served as the Vice President of Finance and Corporate Controller of ServiceSource International, Inc., a customer journey experience company, from December 2006 to November 2008, as the Corporate Controller of Cost Plus, Inc., a specialty retail store and subsidiary of Bed Bath & Beyond Inc., from 2003 to 2006, and as the Vice President and Corporate Controller of PeoplePC, an internet service provider and subsidiary of EarthLink, Inc., from 1999 to 2002. Mr. Bertz is a licensed Certified Public Accountant (inactive) and received his Bachelor of Business Administration in Accounting from the University of Texas Austin.
Wister Walcott. Mr. Walcott has served as our Co-Founder, Executive Vice President, Product and Technology since September 2016. From February 2015 to July 2016, Mr. Walcott was a principal at Proxita, advising technology companies on product and marketing strategy. From 2006 to March 2012, Mr. Walcott served as our Vice President of Products and Platform, and from March 2012 to January 2015, he served as our Executive Vice President of Products and Platform. From 2004 to 2005, Mr. Walcott was the Vice President of Marketing at Composite Software, an enterprise data integration software provider. Prior to that, Mr. Walcott served as Senior Director of Product Management at Siebel Systems, a CRM software provider, from 1999 to 2004, when it was acquired by Oracle Corporation, an enterprise software company. Prior to Siebel, from 1996 to 1999, Mr. Walcott was the Vice President of Marketing at Pilot Network Services, Inc., an Internet security provider. From 1993 to 1995, and from 1988 to 1991, Mr. Walcott worked at Oracle Corporation, where he held a variety of technical and management positions. Mr. Walcott holds a B.S. in Computer Science (with honors) from Harvard University and an M.B.A. from Harvard Business School.

EXECUTIVE COMPENSATION
Overview
This section provides an overview of the material components of our executive compensation program for each person who served as our principal executive officer and our two executive officers (other than our principal executive officer) who were our most highly-compensated executive officers during fiscal 2023 and who we refer to as our “named executive officers” or “NEOs.” Our named executive officers for fiscal 2023 were:
•	Christopher Lien, our founder and Chief Executive Officer;
•	Wister Walcott, our Co-Founder, Executive Vice President Product and Technology; and
•	Robert Bertz, our Chief Financial Officer.
The compensation earned or paid to our named executive officers for fiscal 2022 and fiscal 2023 is set forth in detail in the Summary Compensation Table and other tables that follow in this section, as well as the accompanying footnotes and commentary relating to those tables and our executive compensation practices.
Summary Compensation Table
The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to each of our named executive officers for all services rendered in all capacities during fiscal 2022 and fiscal 2023:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Christopher Lien Founder, Chief Executive Officer	2023	400,000	—	148,800	61,000	51,293(3)	661,093
	2022	400,000	—	140,000	257,000	43,189(4)	840,189
Wister Walcott Co-Founder, EVP Product & Technology	2023	300,000	—	111,600	22,875	10,495(5)	444,970
	2022	300,000	—	105,000	96,375	3,370 (6)	504,745
Robert Bertz Chief Financial Officer	2023	300,000	—	105,400	22,875	42,128(7)	470,403
	2022	300,000	—	96,250	96,375	31,559(8)	524,184
(1)
The amount shown in this column represents the full grant date fair value of RSU awards granted, as computed in accordance with ASC 718. For fiscal 2023, the assumptions used in calculating the grant date fair value are set forth in Note 3 to the audited consolidated financial statements included in the 2023 Form 10-K. Note that the amount reported in this column reflects the accounting cost for these RSU awards and do not correspond to the actual economic value that may be received.

(2)	The amounts in this column represent total performance-based bonuses earned for services rendered in fiscal 2022 and fiscal 2023 pursuant to the terms of our Executive Bonus Compensation Plan.
(3)
Includes $41,890 in medical insurance premiums coverage that we paid on Mr. Lien’s behalf, $3,013 in premiums paid by us for long-term disability benefits, $390 in premiums paid by us for group term life insurance benefits, and $6,000 in matching contributions to a 401(k) plan.

(4)
Includes $38,786 in medical insurance premiums coverage that we paid on Mr. Lien’s behalf, $3,013 in premiums paid by us for long-term disability benefits, $390 in premiums paid by us for group term life insurance benefits, and $1,000 in matching contributions to a 401(k) plan.

(5)	Includes $2,980 in premiums paid by us for long-term disability benefits, $390 in premiums paid by us for group term life insurance benefits, and $7,125 in matching contributions to a 401(k) plan.
(6)	Includes $2,980 in premiums paid by us for long-term disability benefits, and $390 in premiums paid by us for group term life insurance benefits.
(7)
Includes $29,323 in medical insurance premiums coverage that we paid on Mr. Bertz’s behalf, $3,644 in premiums paid by us for long-term disability benefits, $390 in premiums paid by us for group term life insurance benefits, and $8,771 in matching contributions to a 401(k) plan.

(8)
Includes $27,150 in medical insurance premiums coverage that we paid on Mr. Bertz’s behalf, $3,644 in premiums paid by us for long-term disability benefits, $390 paid by us for group term life insurance benefits, and $375 in matching contributions to a 401(k) plan.

Discussion of Executive Compensation
Compensation Philosophy
We believe that our executive compensation program should be designed to achieve the following objectives:
•	retain the senior executive talent necessary to allow us to continue to execute on our strategic plans to try to return to growth in order to increase long-term value and drive stockholder return;
•	motivate and retain senior executive talent through a compensation system that provides opportunities for them to earn additional compensation by achieving business and financial success; and
•	align our compensation practices with market practices and address current market conditions.
In evaluating our executive compensation practices, our Compensation Committee considers many factors, including, among other things:
•	our business performance and forecasts;
•	the performance of our executive team and assessments of our management team by our Chief Executive Officer;
•	advice and analyses from the Compensation Committee’s independent compensation advisor, Compensia; and
•	market practices and conditions in the communities in which we operate.
The Compensation Committee values the perspectives and concerns of our stockholders regarding executive compensation. At the 2022 Annual Meeting of Stockholders that was held on June 8, 2022, we sought a non-binding advisory vote on the compensation of our named executive officers for 2021. This Say-on-Pay proposal was approved with a vote of 58.5%. We sought a similar non-binding advisory vote on the compensation of our named executive officers for 2022 at the 2023 Annual Meeting of Stockholders that was held on May 18, 2023 and May 25, 2023. This Say-on-Pay proposal was approved with a vote of 86.7%.
The Compensation Committee recognizes that the voting results in 2021 and 2022 were below averages for comparable companies. While the Compensation Committee desires to engage with stockholders beyond disclosure, we believe that there is relatively low institutional ownership of our outstanding shares and that a very high percentage of our outstanding shares are held by retail investors. One consequence of having this retail-heavy mix of stockholders, is that there are not many institutional stockholders for us to try to engage and consult with regarding our executive compensation practices, and that the traditional means that companies use to engage with their stockholders (i.e., one-on-one meetings with institutional stockholders, covering large percentages of their stockholder base) are generally not available to us. Our management team continues to make itself available to stockholders that contact us to discuss our business. Additionally, we continue to engage with our stockholders through more commentary regarding our compensation practices in the Company’s proxy statement.
We believe that another consequence of our retail-heavy stockholder base is that we have generally lower voting turnouts at our annual stockholder meetings than for comparable public companies with more institutional shareholder ownership. We believe that retail shareholders are generally less focused on voting on company matters than institutional stockholders. At our 2021, 2022 and 2023 Annual Meetings of Stockholders, stockholders holding only 55.8%, 50.6% and 53.9% of our outstanding shares were represented at each meeting, respectively.
As discussed in this proxy statement, the Compensation Committee believes that the compensation arrangements for our named executive officers for fiscal 2023 are reasonable and appropriate and are the result of a considered approach designed to retain and motivate the Company’s experienced group of named executive officers and to correlate potential rewards to the Company’s executives with the business and financial performance of the Company.
Compensation Consultant
Pursuant to its charter, the Compensation Committee has the authority to engage its own legal counsel and other advisors, including compensation consultants, as determined in its sole discretion, to assist in carrying out its responsibilities. The Compensation Committee has the authority to make all determinations regarding the engagement, fees and services of these advisors, and any such advisor reports directly to the Committee. For fiscal 2023, the Committee engaged Compensia as its independent compensation consultant. Compensia representatives attended certain Compensation Committee meetings and periodically met with members of our management team in the course of carrying out its work. The Compensation Committee has evaluated Compensia’s independence pursuant to Nasdaq listing standards and the relevant SEC rules and determined that no conflict of interest has arisen as a result of the work performed by Compensia.
Base Salary
Base salary represents the fixed portion of the compensation for our NEOs and is intended to attract and retain highly talented individuals. For fiscal 2023, the Compensation Committee did not approve any increases to the base salaries for our named executive officers. The base salaries for our named executive officers have not generally increased for a few years. The 2023 base salaries for the named executive officers were the same as at the end of 2022 and as at the end of 2021. The following table states the annual base salary for each of our NEOs for each of 2022 and 2023:
Name and Principal Position	Fiscal 2022 Annual Base Salary	Fiscal 2023 Annual Base Salary
Christopher Lien, Founder, Chief Executive Officer	$400,000	$400,000
Wister Walcott, Co-Founder, EVP Product & Technology	$300,000	$300,000
Robert Bertz, Chief Financial Officer	$300,000	$300,000
Annual Cash Incentive Payments
We have adopted an Executive Bonus Compensation Plan, which is designed to reward our NEOs and other employees for achieving financial goals. Our NEOs and the other participants in the plan are eligible to earn cash incentive payments based upon an individual at-target incentive opportunity, which is assigned individually and expressed as a percentage of the participant’s annual base salary earned during that portion of the year in which he is designated a participant in the plan. The actual incentive payment amount is determined based on the satisfaction of certain performance criteria. Executives must be employed on the date of payment to receive a bonus under the Executive Bonus Compensation Plan.
For fiscal 2022, the Compensation Committee set performance goals in June 2022 for purposes of the 2022 Executive Bonus Compensation Plan. For fiscal 2022, the Compensation Committee approved a plan with just revenue targets, removing the additional ending cash balance targets used in the previous years. The Compensation Committee also approved paying the cash incentive payments on a quarterly basis for 2022, rather than annually as was the case in fiscal 2021, and set quarterly revenue targets for 2022. Following the completion of the relevant calendar quarter in 2022, the Compensation Committee determined that the Company had achieved 75% of the revenue target for the first quarter, 66% of the revenue target for the second quarter, 64% of the revenue target for the third quarter, and 52% of the revenue target for the fourth quarter. The Compensation Committee approved the payout of quarterly cash incentive payments to each of the NEOs at the same percentage of their quarterly target bonus amount. The quarterly cash incentive payment with respect to the fourth quarter of 2022 was paid in fiscal 2023. These cash incentive payments resulted in an aggregate payout of cash incentive payments for 2022 in an amount equal to 64.25% of the target annual cash incentive payment for each of the NEOs, which was substantially less than the aggregate cash incentive payments for 2021.
For fiscal 2023, the Compensation Committee set performance goals in March 2023 for purposes of the 2023 Executive Bonus Compensation Plan. For fiscal 2023, the Compensation Committee approved paying the cash incentive payments on a quarterly basis for 2023, as was the case in fiscal 2022, and set quarterly revenue targets for 2023. Following the completion of the first calendar quarter in 2023, the Compensation Committee determined that the Company had achieved 61% of the revenue target for the first quarter and approved the payout of quarterly cash incentive payments to each of the NEOs at the same percentage of their quarterly target bonus amount. At that time, the Compensation Committee also determined to suspend corporate bonus payments for the remainder of 2023. The approved cash incentive payments for 2023 resulted in an aggregate payout of cash incentive payments for 2023 in an amount equal to 15.25% of the target annual cash incentive payment for each of the NEOs, which was substantially less than the aggregate cash incentive payments for 2022.

The following table states the aggregate cash incentive payments for each of our NEOs for each of 2022 and 2023:
Name and Principal Position	Fiscal 2022 Total Cash Incentive Payment	Fiscal 2023 Total Cash Incentive Payment
Christopher Lien, Founder, Chief Executive Officer	$257,000	$61,000
Wister Walcott, Co-Founder, EVP Product & Technology	$96,375	$22,875
Robert Bertz, Chief Financial Officer	$96,375	$22,875
Equity Incentive Awards
Our equity incentive awards are designed to align our employees’, including our NEOs’, interests with those of our stockholders. Stock options and RSUs may be granted to our employees, including our NEOs, under the Company’s 2013 A&R EIP. In February 2023, the Compensation Committee made RSU awards covering 120,000, 90,000 and 85,000 shares of common stock to Mr. Lien, Mr. Walcott, and Mr. Bertz, respectively, where each such award vests as follows: 50% of the shares will vest on March 7, 2024 and the remaining 50% of the shares will vest on March 7, 2025, subject to such NEO continuing to provide services to the Company through each such vesting date. The Compensation Committee awarded the NEOs these RSU awards to promote retention. These RSU grants that were awarded in 2023 covered approximately 1.5 times the number of shares and had the same vesting terms as the RSU grants that were awarded to the NEOs in 2022. The grant date fair value of the RSU awards that were made in 2023 were approximately six percent to nine percent (6% to 9%) higher than the grant date fair value of the RSU awards that were made in 2022, considering that the closing price of our shares was $1.24 on the grant date in 2023, as compared to $1.75 on the grant date in 2022.
No stock options were granted to the NEOs in 2022 or 2023.
The following table states the equity awards granted to each of our NEOs during each of 2022 and 2023:
Name and Principal Position	Fiscal 2022 RSU Award (number of shares)	Fiscal 2022 Grant Date Fair Value of RSU Award ($)(1)	Fiscal 2023 RSU Award (number of shares)	Fiscal 2023 Grant Date Fair Value of RSU Award ($)(1)
Christopher Lien, Founder, Chief Executive Officer	80,000	$140,000	120,000	$148,800
Wister Walcott, Co-Founder, EVP Product & Technology	60,000	$105,000	90,000	$111,600
Robert Bertz, Chief Financial Officer	55,000	$96,250	85,000	$105,400
(1)
The amount shown in this column represents the full grant date fair value of RSU awards granted, as computed in accordance with ASC 718. For fiscal 2023, the assumptions used in calculating the grant date fair value are set forth in Note 3 to the audited consolidated financial statements included in our 2023 Form 10-K. Note that the amounts reported in this column reflect the accounting cost for these RSU awards and do not correspond to the actual economic value that may be received.

Health and Welfare Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, life and disability insurance plans, in each case on the same basis as all of our other employees. We do not maintain any executive-specific benefit or perquisite programs or offer excessive perquisites to our executive officers.

Pay versus Performance Table
					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)(2)	Average Summary Compensation Table Total for non-CEO NEOs(3)	Average Compensation Actually Paid to non-CEO NEOS(1)(3)(4)	Total Shareholder Return(5)	Net Income/(Loss)(6)
2023	$661,903	$499,565	$457,687	$340,499	$18.14	($19,076)
2022	$840,189	$541,726	$514,465	$285,131	$49.50	($18,148)
2021	$1,319,076	$1,210,070	$789,502	$725,145	$183.66	($12,891)
(1)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the NEOs and non-CEO NEOs as required by Item 402(v) of Regulation S-K, as set forth in the table below. The fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns has been estimated pursuant to the guidance in ASC Topic 718 by reference to (1) for RSUs, our closing price on applicable year-end date(s) or, in the case of vesting dates, the closing price on the vesting date, and (2) for stock options, a Black-Scholes value as of the applicable year end or vesting date(s), determined based on the same methodology as was used to determine the grant date fair value but using the closing price on the applicable revaluation date as the current market price and with an expected life set equal to the ratio of the original expected life relative to the 10-year contractual life multiplied by the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk-free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%.

(2)	The amounts shown in this column are calculated by making the following adjustments to the totals in the Summary Compensation Table Mr Lien:
	CEO
Prior Fiscal Year End	12/31/2020	12/31/2021	12/31/2022
Current Fiscal Year End	12/31/2021	12/31/2022	12/31/2023
Fiscal Year	2021	2022	2023
Summary Compensation Table Total	$1,319,076	$840,189	$661,093
Less Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year;	($450,400)	($140,000)	($148,800)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year;	$296,800	$80,000	$43,980
Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years;	$51,632	($142,998)	($25,340)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year;	—	—	—
Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year;	($7,037)	($95,465)	($31,368)
Less Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Compensation Actually Paid	$1,210,070	$541,726	$499,565
(3)	Average of amounts for Wister Walcott and Robert Bertz.

(4)	The amounts shown in this column are calculated by making the following adjustments to the average of the totals in the Summary Compensation Table for Wister Walcott and Robert Bertz:
	Average of non-CEO NEOs
Prior Fiscal Year End	12/31/2020	12/31/2021	12/31/2021
Current Fiscal Year End	12/31/2021	12/31/2022	12/31/2022
Fiscal Year	2021	2022	2023
Summary Compensation Table Total	$789,547	$514,465	$457,687
Less Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year;	($323,725)	($100,625)	($108,500)
Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year;	$213,325	$57,500	$32,069
Plus Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years;	$45,419	($106,706)	($18,213)
Plus Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year;	—	—	—
Plus Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year;	625	($79,503)	($23,134)
Less Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	—	—
Plus Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—	—
Compensation Actually Paid	$725,190	$285,131	$340,499
(5)
Cumulative TSR is calculated by determining the value at the end of the applicable year of the number of shares that could be purchased with $100 as of December 31, 2020, calculated using the closing trading price of the Company’s common stock as of December 31, 2021, December 31, 2022 or December 31, 2023, as applicable. The Company does not pay dividends.

(6)	The dollar amounts reported represent the amount of net income/(loss) reflected in our audited financial statements for the applicable fiscal year.
Analysis of Information Presented in the Pay versus Performance Table
In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationship between information presented in Pay versus Performance table.
Description of Relationship between CEO and Non-CEO NEO Compensation Actually Paid and Company Total Shareholder Return. The following chart sets forth the Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs and our cumulative TSR over the two most recently completed fiscal years. We do not use cumulative TSR as a performance measure in our executive compensation program. However, there is general alignment of Compensation Actually Paid and our cumulative TSR as a significant portion of the compensation paid to our NEOs is comprised of equity awards, the value of which is dependent on our stock price.

MRIN TSR vs. Compensation Actually Paid
Compensation Actually Paid ($M)
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Value of $100 Investment
$300
$270
$240
$210
$180
$150
$120
$90
$60
$30
$0
$1.21
$0.73
$183.66
$0.54
$0.29
$49.50
$0.50
$0.34
$18.14
2021
2022
2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
MRIN TSR

Description of Relationship Between CEO and Non-CEO NEO Compensation Actually Paid and Net Income. The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and our net income during the three most recently completed fiscal years. We do not use net income as a performance measure in our overall executive compensation program.

MRIN Net Income vs. Compensation Actually Paid
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Compensation Actually Paid ($M)
$0
($5)
($10)
($15)
($20)
($25)
Net Income ($M)
$1.21
$0.73
($13)
$0.54
$0.29
($18)
$0.50
$0.34
($19)
2021
2022
2023
PEO CAP ($M)
Average Non-PEO NEO CAP ($M)
Net Income ($M)

Outstanding Equity Awards as of December 31, 2023
The following table provides information regarding each unexercised stock option and outstanding RSU awards held by our named executive officers as of December 31, 2023.
	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)		Option Exercise Price ($)	Option Expiration Date	Number of Restricted Stock Units That Have Not Vested (#)	Market Value of Restricted Stock Units That Have Not Vested ($)(2)
Name	Exercisable	Unexercisable
Christopher Lien	7,143	—	68.18	5/11/24	—	—
	10,428	—	45.36	3/8/25	—	—
	8,572	—	15.05	5/9/26	—	—
	60,000	—	4.00	5/12/29	—	—
	—	—	—	—	40,000(3)	14,800
	—	—	—	—	120,000(4)	44,400
Wister Walcott	32,858	—	17.15	9/6/26	—	—
					30,000(5)	11,100
					90,000(6)	33,300
Robert Bertz					27,500(7)	10,175
					85,000(8)	31,450
(1)
Outstanding equity awards were granted under our 2013 A&R EIP. All stock options expire 10 years after the date of grant. In general, the unvested shares subject to a stock option will expire prior to the stock option’s stated expiration date in the event of the optionee’s termination of employment. See “Potential Payments upon Employment Termination and Change in Control Events” for additional information.

(2)	The market value of the unvested shares subject to the RSU awards were computed using $0.37, which was the closing price of our common stock on The Nasdaq Capital Market on December 29, 2023.
(3)
The RSU award was granted on June 13, 2022 with respect to a total of 80,000 shares. 40,000 of the shares of our common stock subject to the RSU award vested on June 13, 2023. The remaining 40,000 shares of our common stock subject to the RSU award will vest on June 13, 2024 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on June 13, 2024.

(4)
The RSU award was granted on February 9, 2023 with respect to a total of 120,000 shares. The shares of our common stock subject to the RSU award will vest as to 50% of the shares on each of March 7, 2024 and March 7, 2025 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on March 7, 2025.

(5)
The RSU award was granted on June 13, 2022 with respect to a total of 60,000 shares. 30,000 of the shares of our common stock subject to the RSU award vested on June 13, 2023. The remaining 30,000 shares of our common stock subject to the RSU award will vest on June 13, 2024 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on June 13, 2024.

(6)
The RSU award was granted on February 9, 2023 with respect to a total of 90,000 shares. The shares of our common stock subject to the RSU award will vest as to 50% of the shares on each of March 7, 2024 and March 7, 2025 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on March 7, 2025.

(7)
The RSU award was granted on June 13, 2022 with respect to a total of 55,000 shares. 27,500 of the shares subject to the RSU award vested on June 13, 2023. The remaining 27,500 shares of our common stock subject to the RSU award will vest on June 13, 2024 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on June 13, 2024.

(8)
The RSU award was granted on February 9, 2023 with respect to a total of 85,000 shares. The shares of our common stock subject to the RSU award will vest as to 50% of the shares on each of March 7, 2024 and March 7, 2025 so long as the named executive officer continues to provide services to the Company, such that the RSU award will be fully vested on March 7, 2025.

Offer Letters and Arrangements
We have entered into employment offer letters with each of our named executive officers.
Christopher Lien. We entered into an offer letter agreement with Mr. Lien, our Chief Executive Officer, in August 2016. Pursuant to the offer letter, Mr. Lien’s initial base salary was established at $400,000 per year. He was eligible to receive a bonus targeted at 100% of his base salary, prorated for the portion of fiscal 2016 that he was employed at the Company. Mr. Lien’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.

Wister Walcott. We entered into an offer letter agreement with Mr. Walcott, our Co-Founder, Executive Vice President Product and Technology, in August 2016. Pursuant to the offer letter, Mr. Walcott’s initial base salary was established at $300,000 per year. He was eligible to receive a bonus targeted at 50% of his base salary, prorated for the portion of fiscal 2016 that he was employed at the Company. On September 7, 2016, in accordance with the terms of his offer letter, Mr. Walcott was granted a stock option to purchase 32,858 shares of our common stock at an exercise price of $17.15 per share, which was equal to the fair market value of our common stock on the date the option was granted as determined by our Board. This option was subject to vesting, with 25% of the shares vesting on the first anniversary of the vesting commencement date and the remainder vesting monthly over the remaining three years, such that the shares subject to the option fully vested in October 2020. Mr. Walcott’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.
Robert Bertz. We entered into an offer letter agreement with Mr. Bertz, our Chief Financial Officer, in December 2019 upon his promotion to Chief Financial Officer. Pursuant to the offer letter, Mr. Bertz’s initial base salary was established at $275,000 per year. He was eligible to receive a bonus targeted at 50% of his base salary, prorated for the portion of fiscal 2019 that he was employed at the Company as Chief Financial Officer. On May 7, 2019, in accordance with the terms of his original offer letter to serve as our Controller, Mr. Bertz was granted a RSU award with respect to 20,000 shares. This RSU was subject to vesting, with 25% of the shares vesting on May 7, 2020 and the remainder vesting annually over the next three years thereafter subject to Mr. Bertz continuing to provide services to the Company, such that the shares subject to the RSU fully vested in May 2023. On December 9, 2019, in accordance with the terms of his December 2019 offer letter to serve as our Chief Financial Officer, Mr. Bertz was granted an additional RSU award with respect to 20,000 shares. This RSU was subject to vesting, with 25% of the shares vesting on December 9, 2020 and the remainder vesting annually over the next three years thereafter subject to Mr. Bertz continuing to provide services to the Company, such that the shares subject to the RSU fully vested in December 2023. Mr. Bertz’s base salary was increased to $300,000 per year effective as of August 1, 2021. Mr. Bertz’s employment is at will and may be terminated at any time, with or without cause, subject to the severance obligations described below.
Potential Payments upon Employment Termination and Change in Control Events
Messrs. Lien, Walcott and Bertz are each party to a Change in Control and Severance Agreement with the Company that provide for potential payments and benefits in the event of employment termination.
Mr. Lien’s Change in Control and Severance Agreement provides as follows:
•
Term: The agreement became effective on April 12, 2018 for an initial three-year term, and, in accordance with its terms, automatically renewed for an additional three years beginning as of April 12, 2021, and will automatically renew for an additional three year term beginning as of April 12, 2024. The agreement provides that it terminates upon the earlier of April 12, 2024 or the date Mr. Lien’s employment is terminated for a reason other than a “qualifying termination.” A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within three months preceding or 12 months following a change in control resulting from termination of Mr. Lien’s employment for any reason other than cause or Mr. Lien voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of Mr. Lien’s employment for any reason other than cause or Mr. Lien voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, Mr. Lien would be entitled to receive severance benefits equal to nine months of his then current annual base salary, 75% of his annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for nine months.

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, Mr. Lien would be entitled to receive severance benefits equal to 18 months of his then-current annual base salary,

150% of his annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for 18 months. In addition, the shares underlying all unvested equity awards held by him or her immediately prior to such termination will become vested and exercisable in full.
Mr. Walcott’s Change in Control and Severance Agreement provides as follows:
•
Term: The agreement became effective on April 12, 2018 for an initial three-year term and, in accordance with its terms, automatically renewed for an additional three years beginning as of April 12, 2021, and will automatically renew for an additional three year term beginning as of April 12, 2024. The agreement provides that its terminates upon the earlier of April 12, 2024 or the date employment is terminated for a reason other than a “qualifying termination.” A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within three months preceding or 12 months following a change in control resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, the executive would be entitled to receive severance benefits equal to six months of his then current annual base salary, 50% of the executive’s annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for six months.

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, the executive would be entitled to receive severance benefits equal to 12 months of his then-current annual base salary, 100% of the executive’s annual target bonus at the then-current rate, and the monthly benefits premium under COBRA for 12 months. In addition, the shares underlying all unvested equity awards held by him immediately prior to such termination will become vested and exercisable in full.

The Company entered into a Change in Control and Severance Agreement with Mr. Bertz in December 2019. The Company subsequently entered into an Amended and Restated Change in Control and Severance Agreement with Mr. Bertz in January 2021, which provides for certain increased benefits to Mr. Bertz in the event of certain terminations as compared to the original agreement. Such amendment aligned Mr. Bertz’s benefits under this agreement with those of our other executive officers. Mr. Bertz’s current Change in Control and Severance Agreement provides as follows:
•
Term: The agreement became effective on January 28, 2021 and was scheduled to terminate upon the earlier of January 28, 2024 or the date employment is terminated for a reason other than a “qualifying termination.” In accordance with its terms, the agreement automatically renewed for a subsequent three year period beginning as of January 28, 2024. A “qualifying termination” is defined as (1) a “change in control qualifying termination”, or a separation occurring within three months preceding or 12 months following a change in control resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason; or (2) a separation that is not a “change in control qualifying termination” resulting from termination of the individual’s employment for any reason other than cause or the individual voluntarily resigning his employment for good reason. The agreement shall automatically renew and continue in effect for three year periods from each scheduled expiration date, unless the Company provides notice of non-renewal at least three months prior to a scheduled expiration date.

•
Termination other than in connection with a change in control. In the event of a termination without cause other than in connection with a change in control, the executive would be entitled to receive severance benefits equal to six months of his then current annual base salary (which previously had been three months), 50% of the executive’s annual target bonus at the then-current rate (which previously had been 25%), and the monthly benefits premium under COBRA for six months(which previously had been three months).

•
Termination in connection with a change in control. In the event of a qualifying termination, following a change in control (as defined in the severance agreement) of our Company, the executive would be entitled to receive severance benefits equal to 12 months of his then-current annual base salary (which previously had been six months), 100% of the executive’s annual target bonus at the then-current rate (which previously had been 50% plus the pro rata portion of his unpaid target bonus for the period of completed service) and the monthly benefits premium under COBRA for 12 months (which previously had been six months). In addition, the shares underlying all unvested equity awards held by him immediately prior to such termination will become vested and exercisable in full.

We believe that these protections assisted us in attracting these individuals to join and stay at our Company. We also believe that these protections serve our executive retention objectives by helping the named executive officers maintain continued focus and dedication to his responsibilities to maximize stockholder value, including in the event that there is a potential transaction that could involve a change in control of our Company. The terms of these agreements were determined after review by our Board or the compensation committee, as applicable, of our retention goals for each executive officer.
The table below presents estimated payments and benefits that would have been provided to Messrs. Lien, Walcott and Bertz, assuming their respective qualifying terminations as of December 31, 2023. As a condition of receiving any severance benefits in connection with the change in control agreements, each named executive officer must execute a full waiver and release of all claims in our favor. In addition to the benefits described in the tables below, upon termination of employment each executive officer may be eligible for other benefits that are generally available to all salaried employees, such as life insurance, long-term disability, and 401(k) benefits.
	Chris Lien	Wister Walcott	Robert Bertz
Termination after Change of Control:
Cash Severance(1)	$1,200,000	$450,000	$450,000
Post-termination COBRA Reimbursement(2)	67,525	—	31,223
Acceleration of Stock Options and RSUs(3)	59,200	44,400	41,625
Total	$1,326,725	$494,400	$522,848
Termination not in connection with Change of Control:
Cash Severance(4)	$600,000	$225,000	$225,000
Post-termination COBRA Reimbursement(5)	33,763	—	15,612
Total	$633,763	$225,000	$240,612
(1)	Mr. Lien would receive 18 months of base salary and 150% of his annual target bonus. Mr. Walcott and Mr. Bertz would each receive 12 months of base salary and 100% of his annual target bonus.
(2)
Mr. Lien would receive 18 months of COBRA benefits reimbursement and Mr. Bertz would receive 12 months of COBRA benefits reimbursement. Mr. Walcott elected not to receive benefits from the Company that would be eligible for continuation under COBRA. As a result, Mr. Walcott would not be eligible for post-termination COBRA benefits reimbursement.

(3)
As of December 31, 2023, Mr. Lien had 160,000 unvested RSUs, Mr. Walcott had 120,000 unvested RSUs and Mr. Bertz had 112,500 unvested RSUs. The closing price of our common stock on The Nasdaq Capital Market as of December 29, 2023 was $0.37.

(4)	Mr. Lien would receive nine months of base salary and 75% of his annual target bonus; Mr. Walcott and Mr. Bertz would each receive six months of base salary and 50% of his target bonus.
(5)
Mr. Lien would receive nine months of COBRA benefits reimbursement and Mr. Bertz would receive six months of COBRA benefits reimbursement. Mr. Walcott elected not to receive benefits from the Company that would be eligible for continuation under COBRA. As a result, Mr. Walcott would not be eligible for post-termination COBRA benefits reimbursement.

In addition to the arrangements described above, upon a termination of employment Mr. Walcott is eligible to receive any benefits accrued under our broad-based benefit plans in accordance with those plans and policies.
Other Compensation Policies
Say-on-Frequency Advisory Votes
In accordance with the rules of the SEC, we provide our stockholders with an opportunity to make a non-binding, advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote and must be submitted to stockholders at least once every six years. We last held a say-on-frequency vote in 2020 and our next scheduled say-on-frequency vote will be held at our next annual meeting in 2026. Say-on-frequency votes have generally not affected the company’s executive compensation decisions and policies.
Stock Ownership Guidelines
Currently, we have not implemented a policy regarding minimum stock ownership requirements for our executive officers, including the named executive officers.
Compensation Recovery Policy
In April 2023, our Board approved the adoption of our Compensation Recovery Policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules that became effective December 1, 2023. The policy provides for the recovery of certain incentive-based compensation in the event we are required to restate our financial statements.
Derivatives Trading and Hedging Policy
Our insider trading policy prohibits the use of puts, calls or shorts related to our shares by our directors, officers and employees.
Share Pledging Policy
Our insider trading policy provides that no employee, officer or director may purchase Company securities on margin, borrow against any account in which Company securities are held, or pledge Company securities as collateral for a loan. Notwithstanding the foregoing, an employee who is not an officer or director may pledge Company securities as collateral for a loan (not including margin debt) if such employee can clearly demonstrate the financial capacity to repay the loan without resort to the pledged securities. An employee who is not an officer or director wishing to pledge Company securities as collateral for a loan must: (i) submit a request for pre-clearance to our compliance officer at least two weeks prior to the proposed execution of documents evidencing the proposed pledge and (ii) provide evidence of the financial capacity to repay the loan without resort to the pledged securities. Our compliance officer, in his or her sole discretion, shall make the determination as to whether the necessary financial capacity has been demonstrated.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2023 with respect to compensation plans under which shares of our common stock may be issued. The category “Equity compensation plans approved by security holders” in the table below consists of the 2006 Plan, the 2013 A&R EIP and the 2013 A&R ESPP.
Plan category	Number of securities to be issued upon exercise of outstanding options and restricted stock units (#)	Weighted- average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,044,891(1)	16.78(2)	1,294,588(3)
Equity compensation plans not approved by security holders	—	—	—
Total	2,044,891	16.78	1,294,588
(1)	Excludes purchase rights accruing under the 2013 A&R ESPP.
(2)	The weighted average exercise price relates solely to shares subject to outstanding stock options, as shares subject to restricted stock units have no exercise price.
(3)
Consists of 419,054 shares that remained available for purchase under the 2013 A&R ESPP and 875,534 shares of common stock that remained available for grant under the 2013 A&R EIP. Any such shares of common stock that are subject to outstanding awards under the 2006 Plan that are issuable upon the exercise of options that expire or become unexercisable for any reason without having been exercised in full will be forfeited and will be available for future grant and issuance under the 2013 A&R EIP. In addition, the number of shares reserved for issuance under our 2013 A&R EIP increased automatically on the first day of January 2024 by the number of shares equal to the lesser of 5% of the total outstanding shares of our common stock as of the immediately preceding December 31st and a number of shares approved by our Board (which increase was 903,206 shares on January 1, 2024)

RELATED PARTY TRANSACTIONS
Other than compensation arrangements, including employment, termination of employment and severance and change in control arrangements, since January 1, 2023, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock, or any member of their immediate family had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Parties
Our Board has adopted a written related person transactions policy. Under this policy, the audit committee reviews transactions that may be “related-person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a related person is a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed fiscal year, and their immediate family members. The audit committee has adopted a related party transactions policy to set forth the procedures for the identification, review, consideration and approval or ratification of these transactions.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
The Audit Committee has reviewed and discussed with our management and Grant Thornton LLP our audited consolidated financial statements for the year ended December 31, 2023. The Audit Committee also has discussed with Grant Thornton LLP the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.
The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton LLP its independence from us.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee
Brian Kinion, Chair
L. Gordon Crovitz
Diena Lee Mann

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Marin Software Incorporated, 149 New Montgomery Street, 4th Floor, San Francisco, California 94105, Attn: Corporate Secretary. Any notice of director nomination submitted to us other than through proxy access must include the additional information required by Rule 14a-19(b) under the Exchange Act. The deadline for providing notice of a solicitation of proxies in this case is April 4, 2025.
To be timely for the 2025 annual meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than December 21, 2024 and not later than 5:00 p.m. Pacific Time on January 20, 2025. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2025 annual meeting must be received by us not later than October 25, 2024 in order to be considered for inclusion in our proxy materials for that meeting.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in 2023.
Available Information
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Marin Software Incorporated
149 New Montgomery Street, 4th Floor
San Francisco, California 94105
Attn: Investor Relations
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via e-mail. With electronic delivery, you will be notified via e-mail as soon as future Annual Reports and proxy statements are available on the Internet, and you can submit your stockholder votes online. Electronic delivery also can eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
Registered Owner (you hold our common stock in your own name through our transfer agent, Broadridge Corporate Issuer Solutions, Inc., or you are in possession of stock certificates): please visit www.shareholder@broadridge.com.
Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee, or nominee. Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call our new transfer agent Broadridge Corporate Issuer Solutions, Inc. at (877) 830-4936 or visit www.shareholder@broadridge.com with questions about electronic delivery.

“Householding”—Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our 2023 Form 10-K and proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our 2023 Form 10-K and proxy materials. A set of our 2023 Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge, either by calling toll-free (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.
Upon written or oral request, we will deliver a proxy statement, proxy card, our 2023 Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy statement, proxy card, 2022 Form 10-K and other proxy materials at no charge, you may write our Investor Relations department at 149 New Montgomery Street, 4th Floor, San Francisco, California 94105, Attn: Investor Relations, visit http://investor.marinsoftware.com/contact-ir, send an email to ir@marinsoftware.com or call (415) 399-2580.
Any stockholders who share the same address and currently receive multiple copies of our 2023 Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.
OTHER MATTERS
Our Board does not presently intend to bring any other business before the Meeting and, so far as is known to our Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. As to any business that may arise and properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX A
MARIN SOFTWARE INCORPORATED

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
Marin Software Incorporated (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify that:
1. The name of the corporation is Marin Software Incorporated, and the corporation was originally incorporated pursuant to the General Corporation Law on March 16, 2006.
2. Section 1 of Article IV of the Restated Certificate of Incorporation (the “Certificate”) is hereby amended and restated in its entirety to read as follows:
“1. Authorized Stock.
The total number of shares of all classes of stock which the Corporation has authority to issue is [•] shares, consisting of two classes: [•] shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
Effective at 5:00 p.m. Eastern Time on April 5, 2024 (the “Effective Time”), every [•] shares of Common Stock issued and outstanding prior to the Effective Time shall, automatically and without any further action by the Corporation or the stockholders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Corporation will pay in cash the fair value of such fractional shares based on the closing price of one share of Common Stock on April 5, 2024, without interest.
The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, that, the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”
3. The foregoing amendment to the Certificate have been duly approved by the Corporation’s Board of Directors in accordance with Sections 141 and 242 of the General Corporation Law.
4. The foregoing amendment to the Certificate have been duly approved by the Corporation’s stockholders in accordance with Sections 211 and 242 of the General Corporation Law.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this    day of April, 2024.
MARIN SOFTWARE INCORPORATED

By:
Christopher Lien
Chief Executive Officer
A-1

MARIN SOFTWARE INCORPORATED
49 NEW MONTGOMERY STREET
4TH FLOOR
SAN FRANCISCO, CA 94105

SCAN TO
VIEW MATERIALS & VOTE

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRIN2024**
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the Class II directors:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Donald Hutchison 02) Diena Lee Mann

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000628486_1 R1.0.0.6

MARIN SOFTWARE INCORPORATED
Annual Meeting of Stockholders
April 5, 2024 9:30 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Christopher Lien and Robert Bertz, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of MARIN SOFTWARE INCORPORATED that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM, Pacific Time on April 5, 2024 virtually via a live interactive webcast on the Internet at www.virtualshareholdermeeting.com/MRIN2024 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000628486_2 R1.0.0.6